                                                                     EXHIBIT 4.1



                                 ALLWASTE, INC.

                                      AND

                    TEXAS COMMERCE TRUST COMPANY OF NEW YORK
                                   as Trustee


                               -----------------


                                   INDENTURE

                            Dated as of June 1, 1989


                               -----------------


                                  $30,000,000

               7 1/4% Convertible Subordinated Debentures due 2014

                             CROSS REFERENCE TABLE*
                             ----------------------

of provisions of Trust Indenture Act of 1939 with Indenture dated as of June 1, 1989, between Allwaste, Inc., and Texas Commerce Bank National Association, as
Trustee:

Section of Act                                            Section of Indenture
--------------                                            --------------------
310(a) (1) and (2) ...................................... 8.09
310(a) (3) and (4) ...................................... Not Applicable
310(b)  ................................................. 8.08, 8.10(b) and (d)
310(c) .................................................. Not Applicable
311(a) and (b) .......................................... 8.13
311(c) .................................................. Not Applicable
312(a) .................................................. 6.01 and 6.02(a)
312(b) and (c) .......................................... 6.02(b) and (c)
313(a) .................................................. 6.04(a)
313(b) (1) .............................................. Not Applicable
313(b) (2) .............................................. 6.04(b)
313(c) .................................................. 6.04(c)
313(d) .................................................. 6.04(d)
314(a) .................................................. 6.03
314(b) .................................................. Not Applicable
314(c) (1) and (2) ...................................... 16.07
314(c) (3) .............................................. Not Applicable
314(d) .................................................. Not Applicable
314(e) .................................................. 16.07
315(a), (c) and (d) ..................................... 8.01
315(b) .................................................. 7.07
315(e) .................................................. 7.08
315(f) .................................................. Not Applicable
316(a) (1) .............................................. 7.06
316(a) (2) .............................................. Omitted
316(a) last sentence .................................... 9.04
316(b) .................................................. 7.04
317(a) .................................................. 7.02
317(b) .................................................. 5.05(a)
318(a) .................................................. 16.09


----------------
*  This Cross Reference Table is not part of the Indenture.

                               TABLE OF CONTENTS*

                                                                            Page
                                                                            ----
PARTIES...................................................................     1

RECITALS..................................................................     1


                                  ARTICLE ONE

                                  DEFINITIONS

Section 1.01.  Definitions................................................    10


                                  ARTICLE TWO

               ISSUANCE, DESCRIPTION, EXECUTION, REGISTRATION OF
                      TRANSFER AND EXCHANGE OF DEBENTURES

Section 2.01.  Designation, Amount, Authentication and Delivery
                  of Debentures...........................................    16
Section 2.02.  Form of Debenture and Trustee's Certificate................    17
Section 2.03.  Date and Denominations of Debentures;
                  Payment of Interest.....................................    17
Section 2.04.  Execution of Debentures....................................    18
Section 2.05.  Exchange and Registration of Transfer of Debentures........    18
Section 2.06.  Temporary Debentures.......................................    20
Section 2.07.  Mutilated, Destroyed, Lost or Stolen Debentures............    20
Section 2.08.  Cancellation of Surrendered Debentures.....................    21


----------------
*The Table of Contents, comprising pages i to ix inclusive, is not part of the Indenture.

                                 ARTICLE THREE

                          SUBORDINATION OF DEBENTURES

                                                                            Page
                                                                            ----

Section 3.01.  Agreement of Subordination................................... 22
Section 3.02.  Payment Over of Proceeds Upon Dissolution, etc............... 22
Section 3.03.  No Waiver of Subrogation Provision........................... 27
Section 3.04.  Payments to Debentureholders................................. 27
Section 3.05.  Authorization of Debentureholders to
                 Trustee to Effect Subordination............................ 27
Section 3.06.  Knowledge of Trustee and Paying Agent........................ 28
Section 3.07.  All Provisions of Indenture Qualified by
                 Article Three.............................................. 28
Section 3.08.  Applicability of Article Three to Paying Agents.............. 28

                                  ARTICLE FOUR

                    REDEMPTION OF DEBENTURES - SINKING FUND

                                                                            Page
                                                                            ----
Section 4.01.  Redemption Prices - Sinking Fund and
                 Voluntary Redemptions...................................... 29
Section 4.02.  Notice of Redemption; Selection of Debentures................ 29
Section 4.03.  Payment of Debentures Called for Redemption.................. 30
Section 4.04.  Sinking Fund................................................. 31
Section 4.05.  Credits Against Sinking Fund................................. 31
Section 4.06.  Certificates and Debentures to be
                 Delivered to the Trustee................................... 32
Section 4.07.  Cash to be Delivered to the Trustee.......................... 33
Section 4.08.  Application of Sinking Fund Payments......................... 33
Section 4.09.  Manner of Redeeming Debentures............................... 34
Section 4.10.  Sinking Fund Moneys to be held as Security During
                 Continuation of Default; Exceptions........................ 34
Section 4.11.  Cancellation and Destruction of Redeemed Debentures.......... 35


                                 ARTICLE FOUR-A

                   REDEMPTION OF DEBENTURES; HOLDER'S OPTION

                                                             Page
                                                             ----
Section 4A.01.  Right to Redemption .........................  35
Section 4A.02.  Applicability of Article ....................  36
Section 4A.03.  Notice of Redemption Event ..................  36
Section 4A.04.  Notice of Election ..........................  37
Section 4A.05.  Deposit of Funds ............................  37
Section 4A.06.  Debentures Payable on Redemption Date .......  37
Section 4A.07.  Debentures Redeemed in Part .................  38

                                  ARTICLE FIVE

                      PARTICULAR COVENANTS OF THE COMPANY

Section 5.01.  Payment of Principal, Premium and
                 Interest on Debentures .....................  38
Section 5.02.  Office for Notices and Payments, etc. ........  38
Section 5.03.  Prohibition of Extension of Claims
                 for Interest ...............................  39
Section 5.04.  Appointment to Fill a Vacancy in the
                 Office of Trustee ..........................  39
Section 5.05.  Provision as to Paying Agent .................  39
Section 5.06.  Company to Furnish Annual Compliance
                 Certificate ................................  40

                                  ARTICLE SIX

                      DEBENTUREHOLDERS' LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

Section 6.01.  Debentureholders' List .......................  41
Section 6.02.  Preservation and Disclosure of List ..........  41
Section 6.03.  Annual and Other Reports to be Filed
                 by the Company with the Trustee ............  43
Section 6.04.  Reports by the Trustee .......................  43

                                 ARTICLE SEVEN

                          REMEDIES OF THE TRUSTEE AND
                      DEBENTUREHOLDERS IN EVENT OF DEFAULT

                                                            Page
                                                            ----
Section 7.01.  Events of Default ...........................  45
Section 7.02.  Payment of Debentures on Default;
                 Suit Therefor .............................  48
Section 7.03.  Application of Moneys Collected by
                 Trustee ...................................  49
Section 7.04.  Limitation on Suits by Holders of
                 Debentures ................................  51
Section 7.05.  Remedies Cumulative and Continuing ..........  52
Section 7.06.  Direction of Proceedings and Waiver of
                 Defaults by Majority of Debentureholders ..  52
Section 7.07.  Notice of Defaults ..........................  52
Section 7.08.  Undertaking to Pay Costs ....................  53


                                  ARTICLE EIGHT

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties and Responsibilities of Trustee ......  53
Section 8.02.  Reliance on Documents, Opinions, etc. .......  55
Section 8.03.  No Responsibility for Recitals, etc. ........  56
Section 8.04.  Trustee, Paying Agent or Debenture
                 Registrar May Own Debentures ..............  56
Section 8.05.  Moneys to be Held in Trust ..................  56
Section 8.06.  Compensation and Expenses of Trustee ........  57
Section 8.07.  Officers' Certificate as Evidence ...........  58
Section 8.08.  Conflicting Interest of Trustee .............  58
Section 8.09.  Eligibility of Trustee ......................  64
Section 8.10.  Resignation or Removal of Trustee ...........  64
Section 8.11.  Acceptance by Successor Trustee .............  66
Section 8.12.  Succession by Merger, etc. ..................  66
Section 8.13.  Limitations on Rights of Trustee as a
                 Creditor ..................................  67
Section 8.14.  Authenticating Agent of the Trustee .........  72

                                  ARTICLE NINE

                        CONCERNING THE DEBENTUREHOLDERS

                                                             Page
                                                             ----
Section 9.01.  Action by Debentureholders ...................  73
Section 9.02.  Proof of Execution by Debentureholders .......  73
Section 9.03.  Who May be Deemed Owners of
                 Debentureholders ...........................  74
Section 9.04.  Company-Owned Debentures Disregarded .........  74
Section 9.05.  Instruments Executed by Debentureholders
                 Bind Future Holders ........................  75

                                  ARTICLE TEN

                           DEBENTUREHOLDERS' MEETINGS

Section 10.01.  Purposes of Meetings ........................  75
Section 10.02.  Manner of Calling Meetings ..................  76
Section 10.03.  Call of Meetings by Company or
                 Debentureholders ...........................  76
Section 10.04.  Who May Attend and Vote at Meetings .........  76
Section 10.05.  Regulations May be Made by Trustee ..........  76
Section 10.06.  Manner of Voting at Meetings and
                  Record to be Kept .........................  77
Section 10.07.  No Delay of Rights by Meeting ...............  78


                                 ARTICLE ELEVEN

                             SUPPLEMENTAL INDENTURE

Section 11.01.  Supplemental Indentures Without Consent
                  of Debentureholders .......................  78
Section 11.02.  Supplemental Indentures With Consent
                  of Debentureholders .......................  79
Section 11.03.  Effect of Supplemental Indentures ...........  81
Section 11.04.  Debentures May Bear Notation of Changes
                  by Supplemental Indentures ................  81

                                 ARTICLE TWELVE

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                                                             Page
                                                             ----
Section 12.01.  Consolidations and Mergers of Company and
                  Conveyances Permitted .....................  81
Section 12.02.  Successor Corporation Substituted ...........  82
Section 12.03.  Opinion of Counsel ..........................  83


                                  ARTICLE THIRTEEN

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

Section 13.01.  Satisfaction and Discharge of Indenture .....  83
Section 13.02.  Application by Trustee of Funds
                  Deposited for Payment of Debentures .......  84
Section 13.03.  Repayment of Moneys Held by
                  Paying Agent ..............................  85
Section 13.04.  Repayment of Moneys Held by Trustee .........  85

                                ARTICLE FOURTEEN

                            CONVERSION OF DEBENTURES

Section 14.01.  Conversion Right and Conversion Price .......  85
Section 14.02.  Issuance of Common Stock on Conversion ......  86
Section 14.03.  Interest and Dividends; Fractions
                  and Shares ................................  87
Section 14.04.  Adjustments of Conversion Price .............  88
Section 14.05.  Certain Notices and Calculations ............  91
Section 14.06.  Effect of Consolidation, Merger, etc. .......  92
Section 14.07.  Reserves ....................................  93
Section 14.08.  Certain Covenants ...........................  94
Section 14.09.  Taxes Upon Conversion .......................  94
Section 14.10.  Certain Notices .............................  94
Section 14.11.  Determination of Facts ......................  95
Section 14.12.  Common Stock Defined ........................  96

                                ARTICLE FIFTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

                                                            Page
                                                            ----
Section 15.01.  Indenture and Debentures Solely Corporate
                  Obligations ............................   96

                                ARTICLE SIXTEEN

                            MISCELLANEOUS PROVISIONS

Section 16.01.  Successors and Assigns of Company Bound
                  by Indenture ...........................   97
Section 16.02.  Acts of Board, Committee or Officer of
                  Successor Corporation Valid ............   97
Section 16.03.  Indenture for Sole Benefit of Parties
                  and Debentureholders ...................   97
Section 16.04.  Service of Certain Required Notices or
                  Demands ................................   97
Section 16.05.  Notice of Debentureholders................   97
Section 16.06.  New York Contract ........................   98
Section 16.07.  Evidence of Compliance with Conditions
                  Precedent ..............................   98
Section 16.08.  Legal Holidays ...........................  100
Section 16.09.  Trust Indenture Act to Control ...........  100
Section 16.10.  Severability .............................  100
Section 16.11.  Execution in Counterparts ................  100
Section 16.12.  Computation of Interest ..................  100
Section 16.13.  Table of Contents, Headings, etc. ........  100

TESTIMONIUM ..............................................  101
SIGNATURES ...............................................  101
ACKNOWLEDGMENTS ..........................................  102

INDENTURE, dated as of June 1, 1989, between ALLWASTE, INC., a Delaware corporation (hereinafter sometimes referred to as the "Company") and Texas Commerce Trust Company of New York, a trust company organized under the laws of the State of New York, as trustee (hereinafter sometimes referred to as the "Trustee").

     WHEREAS, the Company has duly authorized the issuance of its 7&1/4% Convertible Subordinated Debentures due 2014 (hereinafter referred to as the "Debentures"), for an aggregate principal amount not to exceed Thirty Million Dollars ($30,000,000), to be issued as registered Debentures without coupons; and
    WHEREAS, the Debentures, the Trustee's and Authenticating Agent's certificate of authentication and, without limiting the Company's ability to accept another form, the conversion notice to be borne by the Debentures are to be substantially in the following forms, respectively:


                           [FORM OF FACE OF DEBENTURE]

No.  . . . .                                  $

                                 ALLWASTE, INC.


                7 1/4% Convertible Subordinated Debenture due 2014


     Allwaste, Inc., a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to __________________ or registered assigns, the principal sum of _________ Dollars, on June 1, 2014, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and pri-rate debts, and to pay-interest, semi-annually on June 1 and December 1 of each year, commencing December 1, 1989, on said principal sum, in like coin or currency, at the rate per annum specified in the title of this Debenture, to the registered holder hereof as of the close of business on the May 15 or November 15, as the case may be, preceding the date on which an interest payment is due, except as otherwise provided in the Indenture hereinafter referred to, all at the office or agency of the Company maintained for that purpose in the City of Houston, Texas or, at the option of the registered holder, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, from the June 1 or December 1, as the case may be, next preceding the date of this Debenture to which interest has been paid (unless the date hereof is a June 1 or December 1 to which interest has been paid, in which case from the date of this Debenture or unless the date hereof is prior to the payment of any interest on the Debentures, in which case from the date of original issuance of this Debenture by the Company, or unless the date hereof is between the May 15 or November 15, as the case may be, and the following June 1 or December 1, in which case from such June 1 or December 1, except that, if the Company shall default in payment of the interest due on such June 1 or December 1, then from the next preceding June 1 or December 1 to which interest has been paid or, if no interest has been paid on the Debentures, from the date of original issuance of this Debenture by the Company as aforesaid), until payment of said principal sum has been made or duly provided for; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled
thereto as such address shall appear in the Debenture register.   Interest
shall be calculated on the basis of a 360-day year of twelve 30-day months.

     Reference is made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed manually or in facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be imprinted hereon.


Dated:                                     ALLWASTE, INC.


[SEAL]                                     By:
                                              ---------------------------------
                                                    Chairman of the Board

ATTEST:


-----------------------
       Secretary

                  [FORM OF TRUSTEE'S OR AUTHENTICATING AGENT'S
                         CERTIFICATE OF AUTHENTICATION]


This is one of the Debentures referred to in the within-mentioned Indenture.



-----------------------------    TEXAS COMMERCE TRUST COMPANY OF NEW YORK
as Authenticating Agent               as Trustee
of the Trustee




By:                             By:
    -------------------------       --------------------------------------
      Authorized Signatory            Authorized Signatory

                        (FORM OF REVERSE OF DEBENTURE]


                                 ALLWASTE, INC.

                7 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2014

     This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its "7 1/4% Convertible Subordinated Debentures due 2014" (herein referred to as the "Debentures"), limited in aggregate principal amount as provided in the within-mentioned Indenture, all issued or to be issued under and pursuant to an indenture dated as of June 1, 1989 (the "Indenture"), duly executed and delivered by the Company and Texas Commerce Trust Company of New York, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights,  obligations,  duties and immunities thereunder of the Trustee, the
Company and the holders of the Debentures.   All terms used in this Debenture
which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The indebtedness evidenced by this Debenture is, to the extent and in the manner provided in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company. As provided in the Indenture, each holder of this Debenture, by his acceptance hereof, irrevocably covenants and agrees to and shall be bound by all the provisions of the Indenture relating to such subordination and authorizes the Trustee to take such action in his behalf as may be necessary or appropriate to effectuate, as between the holders of the Debentures and the holders of Senior Indebtedness, the subordination of the indebtedness evidenced by this Debenture as provided in the Indenture and irrevocably appoints the Trustee his attorney-in-fact for any and all such purposes.

If an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof and the interest accrued thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66-2/3% in aggregate principal amount of the Debentures at the time outstanding,
evidenced as in   the   Indenture  provided, to   execute  supplemental
indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the

Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or make the principal amount thereof or premium, if any, or interest thereon payable in any coin or currency other than that hereinbefore provided, or adversely affect the right to convert any Debentures as provided in the Indenture or modify the subordination provisions in a manner adverse to the Debentureholder without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. It is also provided in the Indenture that the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all the Debentures waive any past default under the Indenture and its consequences, except a default in the payment of interest on or any premium on, or the principal of, any of the Debentures. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and of any Debentures issued in exchange or substitution therefor, whether or not any notation of such consent or waiver is made upon this Debenture or such other Debentures.

     No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

     The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000.

     Subject to the provisions of the Indenture, the holder hereof has the right at his option, at any time on or prior to the close of business on June 1, 2014, (except, that in case this Debenture or a portion hereof shall be called for redemption prior to such date, such right shall terminate as to this Debenture or such portion hereof at the close of business on the fifth day prior to such redemption date, unless the Company shall default in the payment due upon such redemption) to convert the principal hereof or any portion hereof which is $1,000 or an integral multiple of $1,000 into that number of fully paid and nonassessable shares of Common Stock of the Company, obtained by dividing the principal amount of this Debenture or portion hereof surrendered for conversion by the conversion price of $23-7/8 per share, subject to such adjustment, if any, of the conversion price and the securities issuable upon conversion, as may be required by the provisions of the Indenture, upon surrender of this Debenture to the Company at its office or agency maintained for that purpose in the City of Houston, Texas or, at the option of the registered holder, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York (or such other locations as the Company shall determine), accompanied by written notice to the Company that the holder hereof elects to convert this Debenture, or a specified portion hereof, and by instruments of transfer, in form satisfactory to the Trustee, duly executed by the registered holder or by his duly authorized attorney, all in accordance with the provisions of the Indenture. Subject to the right of
the person in  whose   name   this   Debenture is  registered on   the   record
date (established as provided in the Indenture) next preceding an interest payment date to receive the interest payable with respect hereto on such interest payment date, no adjustments in respect of interest or dividends
will be made upon any conversion.   No fractional shares will be issued upon
any conversion, but in lieu thereof the Company shall pay therefor in cash as provided in the Indenture.

If a Debenture is converted during any period beginning at the opening of business on an interest payment date and ending at the close of business on the next succeeding regular record date, no payment of accrued interest will be
made.   If any Debenture  is surrendered for conversion between a record date for the payment of interest and the next succeeding interest payment date, such Debenture must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted; provided, however, that if on or before June 1, 1991, the Company shall have given notice of redemption of the Debentures in accordance with the Indenture, the holders of record of the Debentures on May 15, 1991 will be entitled to be paid the interest thereon on June 1, 1991, whether or not the Debentures shall have been converted prior to June 1, 1991, without any requirement that such converted Debentures be accompanied by funds in the amount of the interest payable on June 1, 1991.

The Debentures may be redeemed at the option of the Company as a whole, or from time to time in part, on any date on or after June 1, 1991 and prior to maturity, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of Debentures to be redeemed at their registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed in percentages of principal amount), together with accrued interest to the date fixed for redemption:

     If redeemed during the twelve-month period beginning June 1,

Year                 Percentage      Year              Percentage

1991 . . . .          105.800%       1995 . . . .       102.900%
1992 . . . .          105.075%       1996 . . . .       102.175%
1993 . . . .          104.350%       1997 . . . .       101.450%
1994 . . . .          103.625%       1998 . . . .       100.725%

and thereafter at 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption.

     The Debentures are also subject to redemption in part, through the operation of the mandatory sinking fund provided for in the Indenture, on June 1, 1999 and on each June 1 thereafter to and including June 1, 2013, on notice as set forth above and at 100% of the Principal amount thereof (the sinking fund redemption price), together with accrued interest to the date fixed for redemption. Debentures acquired (by conversion or otherwise) or redeemed by the Company otherwise than through the operation of the mandatory sinking fund may be credited against subsequent mandatory sinking fund requirements.

     In the event of redemption or conversion of this Debenture in part only, a new Debenture or Debentures for the unredeemed or unconverted portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

     Upon due presentment for registration of transfer of this Debenture at the designated office or agency of the Company maintained for that purpose in the City of Houston, Texas or, at the option of the registered holder, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith, and the Debentures may in like manner be exchanged for one or more new Debentures of other authorized denominations but of the same aggregate principal amount.

     The Company, the Trustee, the Authenticating Agent of the Trustee (as defined in the Indenture), any paying agent and any Debenture Registrar (as defined in the Indenture) may deem and treat the registered holder at the times provided for in the Indenture as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone  other  than the Company or any Debenture Registrar),  for the purpose of
receiving payment hereof or on account hereof and for all other   purposes, and
neither   the  Company   nor   the   Trustee   nor   any Authenticating Agent of
the Trustee nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such
registered holder shall, to the  extent of  the sum or   sums  so paid, satisfy
and discharge the liability for moneys payable on this Debenture.

     No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Trustee or of any successor, either directly or through the Company or the
Trustee or any successor, whether by virtue of any constitution,   statute or
rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                          [FORM OF CONVERSION NOTICE]

  To   Allwaste, Inc.

The  undersigned  registered  holder of   this   Debenture  hereby irrevocably
exercises the option to convert this Debenture, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Allwaste, Inc. in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares, be issued and delivered to the registered holder hereof
unless a different name has been  indicated below.    Unless  otherwise
directed, a new Debenture representing any unconverted principal amount hereof shall be delivered to the registered holder hereof. If shares are to be issued in the name of a person other than the undersigned, this Debenture must be duly
endorsed by, or  accompanied by   instruments of  transfer in   form
satisfactory to the Trustee duly executed by, the undersigned, and the undersigned will pay all transfer taxes payable with respect thereto.


                                  _____________________________
Dated: ________________________   Signature of Debentureholder


If different from that of         Principal amount to be con-
Debentureholder, print name,      verted (if less than all):
address (including zip code)
and  social security or other         $
taxpayer identification
number of person in whose
name the Common Stock will
be   issued:


________________________________


________________________________                    ___________________________
                                                      Social Security or Other
                                                      Taxpayer Identification
________________________________                      Number of Debentureholder

; and

     WHEREAS, all acts and things necessary to constitute these presents a valid indenture and agreement according to its terms have been done and performed, and the execution of this Indenture has been duly authorized;
and, upon a determination by the Board of Directors of the Company to issue such Debentures in exchange for the Preferred Stock of the Company, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by or on behalf of the Trustee, as in this Indenture provided, and issued, the valid, binding and legal obligations of the Company, will have been done and performed, and the issue of the Debentures will have in all respects been duly authorized;

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Debentures
are  authenticated   and   are  to be  executed,   issued  and delivered, and in
consideration of the premises, of the purchase and acceptance of the Debentures by the holders thereof and of the sum of one dollar duly paid to it by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal proportionate benefit of the re-spective holders from time to time of the Debentures, as follows:

                             ARTICLE ONE

                             Definitions

     Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental
hereto  shall have   the  respective  meanings specified in this Section 1.01.
All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms In said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.

Authenticating Agent:

     The term "Authenticating.Agent" shall mean any agent of the Trustee which shall at the time be appointed and acting pursuant to Section 8.14.

Authorized Newspaper:

     The term "authorized newspaper" shall mean a newspaper printed in the English language and customarily published at least once a day for at least 5 days in each calendar week, whether or not published on Saturdays, Sundays or legal holidays, and of general circulation in the Borough of Manhattan, The City of New York. Whenever under the pro-visions of this Indenture two or more publications of a notice or other



                                      -lO-
communication are required or permitted, such publications may be in the same or different newspapers.

Bankruptcy Code:

     The term "Bankruptcy Code" shall mean the United States Bankruptcy Code,
11 United States Code Subsection 101 et seq., or any  successor statute thereto.

Board of Directors:

     The term "Board of Directors", when used with reference to the Company, shall mean the Board of Directors of the Company, or any committee of such Board authorized to exercise the powers and authority of such Board with respect to the action purportedly taken by such committee.

Business Day:

    The term "business day" shall mean any day except a Saturday, a Sunday or a day on which banking institutions in the City of New York or the City of Houston, Texas are authorized or required by law to close.

Capitalized Lease Obligation:

     The term "Capitalized Lease Obligation" shall mean any obligation of the Company or any Subsidiary, as lessee or guarantor, to pay rent under a lease of real or personal property, which obligation, in the judgment of the
independent  public   accountants  employed by the Company, is required to  be
capitalized on the balance sheet of the lessee or guarantor in accordance with generally accepted accounting principles.

Certificate of a Firm of Independent Public Accountants:

     The term "Certificate of a Firm of Independent Public Accountants" shall mean a certificate signed by a nationally recognized firm of independent
public   accountants  who may be the accountants regularly employed by the
Company. Each such certificate shall include the statements provided for in
Section 16.07 if and to the extent required, by the provisions thereof.

Common Stock:

     The term "Common Stock", except as provided in Section 14.12, shall mean any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

Company:

     The  term "Company"   shall    mean  ALLWASTE,   INC., a   Delaware
corporation, and, subject to the provisions of Article Twelve, shall also include its successors and assigns.

Corporate trust office:

     The term "corporate trust office" of the Trustee shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 80 Broad Street, 4th Floor, New York, New York
10004, Attention: Corporate Trust Department, and for purposes of this Indenture, shall also include the office of the Trustee's agent, Texas Commerce Bank National Association, located at 600 Travis, Houston, Texas 77002, Attention: Corporate Trust Department; or at such other address as the Trustee may designate from time to time by notice to the Debentureholders and the Company, or the principal corporate trust office of any successor Trustee.

Debenture or Debentures; Outstanding:

     The term "Debenture" or "Debentures" shall mean any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture.

     The term "outstanding", when used with reference to Debentures, shall mean, subject to the provisions of Section 9.04, as of any particular time, all Debentures authenticated and delivered by or on behalf of the Trustee under this Indenture, except

     (a) Debentures   theretofore  cancelled by   the   Debenture Registrar or
delivered to the Debenture Registrar for cancellation;

     (b) Debentures, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the

Company (if the Company shall act as its own paying agent); provided that, if such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Four provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

     (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of
Section 2.07.

Debentureholder:

     The term "Debentureholder", "holder of Debentures", or other similar terms, shall mean any person in whose name at the time a Debenture shall be registered in the Debenture Register kept for that purpose in accordance with the terms hereof.

Debenture Register; Debenture Registrar:

     The terms "Debenture Register" and "Debenture Registrar" shall have the respective meanings specified in Section 2.05.

Event of Default; default:

     The term "Event of Default" shall have the meaning specified in Section 7.01, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

     Unless the context otherwise requires, the term "default" shall mean any event specified in Section 7.01 not including any period of grace, if any, therein provided for and irrespective of the giving of notice, if any, therein designated.

Indenture:

     The term "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented.

Junior Indebtedness:

     The term "Junior Indebtedness" shall mean indebtedness of the Company heretofore or hereafter created which, by the terms of the instrument by which such indebtedness is created or evidenced, ranks junior and subordinate in right of payment to the Debentures.

Officers' Certificate:

     The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, the President or any Vice President and the Treasurer, any Assistant Treasurer or the Secretary or any Assistant Secretary of the
Company.   Each such certificate shall include the statements provided for in
Section 16.07, if and to the extent required by the provisions of such Section.

Opinion of Counsel:

     The   term  "Opinion of Counsel"  shall mean an opinion  in writing signed by legal counsel who may be  counsel to or an employee of the Company, or may be
other counsel satisfactory to the Trustee.   Each such opinion shall include the
statements provided for in Section 16.07, if and to the extent required by the provisions of such Section.

Pari Passu Debt:

     "Pari Passu Debt" shall mean any indebtedness of the Company heretofore or hereafter created which, by the terms of the instrument by which such indebtedness is created or evidenced, ranks pari passu in right of payment with the Debentures and is entitled to like rights of subrogation.

Responsible Officer:

     The term "responsible officer", when used with respect to the Trustee, shall mean the chairman or vice chairman of the board of directors, the chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any second or assistant vice president, the cashier, any assistant cashier, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer or trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Securities and Exchange Commission:

     The term  "Securities  and Exchange Commission"   shall mean  the
Securities and Exchange Commission, as from time to time constituted, created under the Securities and Exchange Act of 1934, or, if at any time after the execution of this Indenture, the Securities and Exchange

Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

Senior Indebtedness:

     The term "Senior Indebtedness" shall mean the following, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed, (a) the principal of, premium if any, and interest on (i) indebtedness (other than the Debentures) of the Company for money borrowed (including any indebtedness representing the deferred and unpaid balance of the purchase price of any property, if such indebtedness is payable by its terms over a period of more than 12 months); (ii) indebtedness of the Company evidenced by bonds, notes, debentures or similar obligations sold by the Company for money (other than the Debentures), (iii) Capitalized Lease Obligations, (iv) indebtedness or obligations incurred, assumed or guaranteed by the Company in connection with the acquisition or improvement of any property or asset or the acquisition by it or a Subsidiary of any business, (v) indebtedness of others of the kinds described in any of the preceding clauses
(i), (ii), (iii), and (iv), assumed or guaranteed by the Company or in effect guaranteed by the Company through an agreement to purchase or otherwise, (vi) obligations which would be classified as liabilities on the balance sheet of the Company in accordance with generally accepted accounting principles, evidencing the purchase price for the acquisition of assets of any kind, tangible or intangible, by the Company, except in the ordinary course of business; unless, in each case referred to in clauses (i), (ii), (iii), (iv),
(v) and (vi) above, by the terms of the instrument creating or evidencing the indebtedness or obligation it is expressly provided that such indebtedness is Pari Passu Debt or Junior Indebtedness under this Indenture, (b) any other indebtedness, liability or obligation, contingent or otherwise other than that arising pursuant to the Debentures, of the Company (any such indebtedness, liability or obligation being hereinafter in this definition referred to as an
"Obligation"),   and any guaranty,   endorsement or   other  contingent
obligation in respect of any Obligation of another, which is created, assumed or incurred by the Company after the date of this Indenture and which, when created, assumed or incurred, is specifically designated by the Company as Senior Indebtedness for the purposes hereof in the instrument creating or evidencing such Obligation or in the instrument creating or evidencing the Company's liability with respect to the Obligation of another, and (c) any
increases, refundings, renewals, rearrangements or   extensions of  and
amendments, modifications   and supplements to any indebtedness,  liability or
obligation described in clause (a) or (b) above.

Subsidiary:

     The term "Subsidiary" shall mean any corporation of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own voting securities entitling the holders thereof to elect a majority of the directors, either at all times or so long as there is no default or contingency which permits the holders of any other class or classes of securities to vote for the election of one or more directors.

Trustee:

     The   term   "Trustee"   shall   mean Texas   Commerce   Bank  National
Association, acting in its trust capacity, and, subject to the provisions of Article Eight, shall also include its successors and assigns as Trustee hereunder.

Trust Indenture Act of 1939:

The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as in force at the date of this Indenture as originally executed, except as otherwise expressly provided.

U.S. Government Obligations:

     The term "U.S. Government Obligations" means direct obligations of the United States for the payment of which the full faith and credit of the United States is pledged.


                                  ARTICLE TWO

                 Issuance, Description, Execution, Registration
                     of Transfer and Exchange of Debentures


     Section 2.01. Designation, Amount, Authentication and Delivery of Debentures. The Debentures shall be designated as "7 1/4% Convertible Subordinated Debentures due 2014". Debentures in the aggregate principal amount not to exceed Thirty Million Dollars ($3O,OOO,OOO), upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon, or from time to time thereafter, authenticate and deliver said Debentures to and upon the written order of the Company, signed by its Chairman of the Board, its President or a Vice President and by its Treasurer, Assistant Treasurer, Secretary or an Assistant Secretary, without any further action by the Company.

     Section 2.02.   Form of Debentures and Trustee's Certificate.   The
Debentures   and  the Trustee's  certificate  of authentication shall be
substantially of  the   tenor  and purport as in this Indenture above recited,
and   may  have   such  letters,   numbers or   other  marks of identification
or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required, as determined by the Company, to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities
exchange on which the Debentures may be listed,  or to conform to usage.   The
definitive Debentures shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any national securities exchange on which the Debentures may be listed, all as determined by the officers executing such Debentures, as conclusively evidenced by their execution of such Debentures.

     Section 2.03. Date and Denominations of Debentures: Pavment of Interest. The Debentures shall be issuable as registered Debentures without coupons in denominations provided for in the form of Debenture hereinbefore set forth. Each Debenture shall be dated the date of its authentication, shall bear interest from the applicable date, and shall be payable on the dates, and computed in the manner, specified in the form of Debenture hereinbefore set forth.

     The person in whose name a Debenture is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date (subject to the provisions of Article Four or Article Four-A in the case of any Debenture or Debentures, or portion thereof, redeemed on a date subsequent to the record date and on or prior to such interest payment date), except if and to the extent the Company shall default in the payment of the interest due and payable on such interest payment date, in which case such defaulted interest shall be paid to the persons in whose names outstanding Debentures are registered at the closing of business on a subsequent special record date established by notice given by mail by or on behalf of the Company to the holders of Debentures not less than 15 days preceding such special record date, which special record date shall be not more than 30 days nor less than 10 days prior to the date of payment of such defaulted interest. The term "record date" as used with respect to any regular interest payment date shall mean the fifteenth day of the calendar month next preceding such interest payment date.

     Both principal of and premium, if any,   and  interest on   the Debentures
shall be payable at the office or agency of the Company designated for that purpose in the City of Houston, Texas or, at the option of the registered holder, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York; provided, however, that interest may be payable at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Debenture Register.

     Section 2.04.   Execution of Debentures.   The Debentures shall be executed
manually or by facsimile signatures in the name and on behalf of the Company by its Chairman of the Board, its President or any of its Vice President under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise) attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

     Only such Debentures as shall bear thereon a certificate of authentication substantially in the form hereinabove recited, manually executed by the Trustee or the Authenticating Agent of the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent of the Trustee upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder.

     If any officer of the Company who shall have (manually or by facsimile) executed or attested any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by or on behalf of the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the person who executed such Debentures had not ceased to be such officer of the Company; and any Debenture may be executed on behalf of the Company by such persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such officer.

     Section 2.05. Exchange and Registration of Transfer of Debentures. The Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations. Debentures to be exchanged shall be surrendered at the office or agency to be maintained by the Company in accordance with the provisions of Section 5.02, and the Company shall execute and the Trustee or the Authenticating Agent of the Trustee shall authenticate and the Debenture Registrar shall register and deliver in exchange therefor the Debenture or Debentures which the Debentureholder making the exchange shall be entitled to receive.

     The Company shall keep or cause to be maintained at said office or agency a register (herein sometimes referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register Debentures and shall register the transfer of Debentures as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. For the purposes of registration, exchange or registration of transfer of the Debentures, until otherwise designated by the Company, the Trustee shall initially be designated as Debenture Registrar. Upon surrender for registration of transfer of any Debenture at said office or agency, the Company shall execute and the Trustee or the Authenticating Agent of the Trustee shall authenticate and the Debenture Registrar shall register and deliver in the name of the transferee or transferees a new Debenture or Debentures for an equal aggregate principal amount. At all reasonable times, the Debenture Register shall be open for inspection by the Trustee. No transfer of any Debenture shall
be valid unless made at said office or agency.   The Trustee may at all   times
conclusively rely on any certificates, reports or other information delivered to it by the Debenture Registrar (if other than the Trustee) relating to the principal amount of Debentures outstanding at any time and the registered holders thereof.

     All   Debentures  presented or   surrendered for  registration of transfer,
exchange, conversion, redemption or payment shall be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Trustee or the Authenticating Agent of the Trustee duly executed by the registered holder or his attorney duly authorized in writing.

     No service charge shall be made for any exchange or registration of transfer of Debentures, or issue of new Debentures in case of partial redemption or conversion, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     The Company shall not be required to register the transfer of or exchange
(i) any Debentures during a period of 15 days next preceding any selection of Debentures to be redeemed, or (ii) any Debentures so selected, called or being called for redemption in whole or in part, except the unredeemed portions of Debentures to be redeemed in part.

     Section 2.06.   Temporary Debentures.   Pending the preparation of
definitive Debentures, the Company may execute and, upon written order of the Company, the Trustee shall authenticate and deliver temporary Debentures (printed, lithographed, typewritten or otherwise produced). Temporary Debentures shall be of any authorized denomination, and substantially in the form of the definitive Debentures, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the officers of the Company, as conclusively evidenced by their execution of such Debentures. Temporary Debentures may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Debenture shall be executed by the Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debentures. The Company shall execute and deliver to the Trustee definitive Debentures as soon as practicable, and thereupon any or all temporary Debentures may be surrendered in exchange therefor at the office or agency to be maintained by the Company for such purposes in the City of Houston, Texas or, at the option of the registered holder, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and the Trustee or the Authenticating Agent of the Trustee shall authenticate and the Debenture Registrar shall register and deliver in exchange for such temporary Debentures an equal aggregate principal amount of definitive Debentures. Such exchange shall be made by the Company at its own expense and without any charge therefor except that the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Debentures shall be entitled to the same benefits under this Indenture as definitive Debentures authenticated and delivered hereunder.

     Section 2.07. Mutilated, Destroyed. Lost or Stolen Debentures. In case any temporary or definitive Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee or Authenticating Agent shall authenticate and the Debenture Registrar shall register and deliver, a new Debenture, in exchange and substitution for the mutilated Debenture or in lieu of and in substitution for the Debenture destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Trustee, such security or indemnity as may be required by it to save each of the Company and the Trustee harmless, and, in every case of destruction, loss or theft the applicant shall also furnish to the Trustee evidence to its satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof. The Trustee or Authenticating Agent shall authenticate any such substituted Debenture and the Debenture Registrar shall register and deliver the same. Upon the issuance of any substituted Debenture, the Company or the Trustee may
require  the payment  of a sum  sufficient to   cover  any   tax or  other
governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption shall be mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish the Trustee with such security or indemnity as may be required by it, to save each of the Company and the Trustee harmless, and, in the case of destruction, loss or theft, evidence to the satisfaction of the Trustee of the destruction, loss or theft of such Debenture and of the ownership thereof. If, after delivery of such substituted Debenture or payment of a destroyed, lost or stolen Debenture, a bona fide purchaser of the original Debenture in lieu of which such substituted Debenture was issued presents for payment such original Debenture, the Company and the Trustee shall be entitled to recover such substituted Debenture (or such payment) from the person to whom it was delivered or any person taking such substituted Debenture from such person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Company or the Trustee in connection therewith.

     Every substituted Debenture issued pursuant to the provisions of this
Section 2.07 upon evidence that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures, and shall preclude (to the extent permitted by Law) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.08.    Cancellation of  Surrendered Debentures.    All Debentures
surrendered for payment, redemption, conversion, registration of transfer or exchange, or delivered in satisfaction in whole or in part of any sinking fund obligation, shall, if surrendered to the Company, the Trustee or any paying agent, be delivered to the Debenture Registrar and promptly cancelled by it, or, if surrendered to the Debenture Registrar, shall be promptly cancelled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Debenture Registrar shall safekeep such cancelled

Debentures in   accordance   with   its   normal   retention  policies   and
thereafter, on request of the Company, the Debenture Registrar shall deliver to the Company cancelled Debentures held by the Debenture Registrar; provided, however, that the Debenture Registrar may at any time destroy any cancelled Debentures and deliver to the Company and to the Trustee a certificate
of such destruction.   If the Company shall acquire  any of  the Debentures,
however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures for the purposes of this Indenture unless and until the same are delivered or surrendered to the Debenture Registrar for cancellation.


                                 ARTICLE THREE

                          Subordination of Debentures

     Section 3.01. Agreement of Subordination. The Company irrevocably covenants and agrees, and each holder of Debentures, by his acceptance thereof, likewise irrevocably covenants and agrees, that the payment of the principal of (including any sinking fund payment) and premium, if any, and interest on each and all of the Debentures is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment and/or
cancellation (as shall be appropriate) in full of all Senior Indebtedness.   The
provisions of this Article Three are made for the benefit of the holders of Senior Indebtedness, and such holders shall, at any time, be entitled to enforce such provisions against the Company or any Debentureholders. No holder of any Senior Indebtedness shall be deemed to owe any fiduciary duty or any other obligation to the Trustee or any holder of any of the Debentures now or at any time hereafter.

     Section 3.02.    Pavment Over  of Proceeds Upon Dissolution. etc.

     (a) In the event of (x) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relative to the Company or its creditors or its property, (y) any
proceeding for voluntary liquidation,   dissolution or  other winding up of  the
Company whether or not involving insolvency or bankruptcy proceedings, and (z) any assignment for the benefit of creditors or any marshalling of the assets of the Company, then and in any such event,

     (i) all Senior Indebtedness (including interest accruing on such Senior Indebtedness after the date of filing a petition or other action commencing any such proceeding) shall first be paid in full, or have provision made for payment and/or cancellation (as shall be appropriate) in full to the reasonable satisfaction of the holder of any

Senior Indebtedness, before the holders of the Debentures are entitled to receive any payment on account of the principal of (including any sinking fund payment) or premium, if any, or interest on the indebtedness evidenced by the Debentures, and

     (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, provided the rights of the holders of Senior Indebtedness are not altered by such reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Article Three with respect to the Debentures, to the payment of all Senior Indebtedness at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of Senior Indebtedness at the time outstanding), to which the holders of the Debentures would be entitled except for the provisions of this Article Three, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably
according to   the  aggregate   amounts remaining unpaid on account of the
principal of and premium, if any, and interest on, the Senior Indebtedness held or represented by each, to the extent necessary to make payment and/or to cancel (as may be appropriate) in full of all Senior Indebtedness remaining unpaid and/or outstanding (as the case may be), after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

     (b) No payments on account of principal of (including any sinking fund payment) or premium, if any, or interest on the Debentures shall be made unless full payment of amounts then due for principal of (including any sinking fund payment), premium, if any, and interest on all Senior Indebtedness has been made and/or cancelled (as may be appropriate) or otherwise duly provided for to the reasonable satisfaction of each holder of any Senior Indebtedness.

     (c) In the event and during the continuation of any default or event of default in respect of any Senior Indebtedness or under any agreement under which any Senior Indebtedness was issued continuing beyond the period of grace, if any, specified in such agreement, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company and, except as provided in Section 3.06, no application of funds shall be made by the

Trustee with respect to the principal of (or premium, if any) or interest on the Debentures or as a sinking fund for the Debentures except that the Company's obligation to make sinking fund payments may be reduced in accordance with the provisions of Section 4.05.


     (d) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, provided that the rights of the holders of Senior Indebtedness are not altered by such reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Article Three with respect to the Debentures, to the payment of all Senior Indebtedness at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of Senior Indebtedness at the time outstanding), shall be received by the Trustee or the holders of the Debentures during the continuance of any event specified in Sections 3.02(a), 3.02(b) or 3.02(c) prohibiting such payment and before all Senior Indebtedness is paid in full and/or cancelled (as may be appropriate), or provision made for its payment to the reasonable satisfaction of each holder of any Senior Indebtedness, such payment or distribution (subject to Sections 3.04 and 3.06) shall be immediately paid by the Trustee or such
holders, as the case may be, over to the holders of   Senior   Indebtedness
(or   their   representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior
Indebtedness may have been  issued),   upon  their  written  request  received
by  the Trustee, remaining  unpaid or  unprovided  for  as provided in   the
foregoing subparagraph (ii) of paragraph (a) of this Section 3.02, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

     (e) Subject to the payment in full and/or cancellation (as may be appropriate) of all Senior Indebtedness and the irrevocable and complete termination of all commitments and obligations to issue or fund any Senior Indebtedness (and not before such time), the holders of the Debentures shall be subrogated equally and ratably with the holders of all Pari Passu Debt to all rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of (including any sinking fund payment) and premium, if any, and interest on the Debentures shall be paid in full; and, for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of cash, property or securities distributable or paid over to the holders of Senior Indebtedness under the provisions hereof to which the holders of Debentures or Pari Passu Debt, or any trustee of Pari Passu Debt, would be entitled except for the provisions of this. Article Three shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures or of Pari Passu Debt, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article
Three are and are intended solely for the purpose of defining the relative rights of the holders of the Debentures, the holders of Pari Passu Debt and the holders of the Senior Indebtedness.

     (f) Nothing contained in this Article Three or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness (and the persons and entities committed or obligated to
issue  or fund any Senior Indebtedness),   and  the holders of the
Debentures,   the  obligation of  the Company,  which is  absolute  and
unconditional, to pay to the holders of the Debentures the principal of (including any sinking fund payment) and premium, if any, and interest on the Debentures, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debentures and other creditors of the Company other than the holders of the Senior Indebtedness (and the persons and entities committed or obligated to issue or fund any Senior Indebtedness), nor shall anything herein or in the Debentures prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon the happening of any Event of Default under this Indenture, subject to the rights, if any, under this Article Three of the holders of Senior Indebtedness (and the persons and entities committed or obligated to issue or fund any Senior Indebtedness) in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     (g) The Company shall give prompt written notice to the Trustee of any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, assignment, marshalling of assets or similar proceedings of the Company within the meaning of this Section 3.02. Upon any payment or distribution of assets of the Company referred to in this Article Three, the Trustee (subject as between the Trustee and the holders of the Debentures to the provisions of Sections 8.01 and 8.02) and the holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the holders of the

Debentures for the purpose of ascertaining the persons entitled to par-ticipate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon;
the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Three. If the Trustee determines, in its sole discretion, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 3.02, the Trustee may request such person to furnish evidence  to the reasonable satisfac-
tion of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution,  and as to other facts pertinent to the rights of such person under this Section 3.02,  and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of -person to receive such payment.  The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself, herself or itself, to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that notice pursuant to Section 3.06 has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder.  With respect to the holders of Senior Indebtedness; the Trustee
undertakes  to perform or to observe  only  such of its   covenants  and
obligations as   are  set forth in this Article Three, and no implied
covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and in the absence of receipt of written request as provided for herein shall not be Liable to any such holder if it shall pay over and distribute to the holders of the Debentures or to the Company or to any other person, money or assets to which any holder of Senior Indebtedness shall be entitled pursuant to this Article Three or otherwise.

     (h) Without notice to or the consent of the holders of the Debentures or the Trustee, the holders of the Senior Indebtedness or the persons or entities committed or obligated to issue or fund any Senior Indebtedness may at any time and from time to time, without impairing or releasing the subordination herein made, change the manner, place or terms of payment, or change or extend the time of payment of or renew or alter the Senior Indebtedness or the commitment or obligation to issue or fund any Senior Indebtedness, or amend or supplement in any manner any instrument evidencing the Senior Indebtedness or the commitment or obligation to issue or fund any Senior Indebtedness, any agreement pursuant to which the Senior Indebtedness was issued or incurred or any instrument securing or relating to the Senior Indebtedness or the commitment or obligation to issue or fund any Senior Indebtedness;

release any person liable in any manner for the payment or collection of the Senior Indebtedness; exercise or refrain from exercising any rights in respect of the Senior Indebtedness against the Company or any other person; apply any money or other property paid by any person or released in any manner to the Senior Indebtedness; accept or release any security for the Senior Indebtedness; sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; or exercise or refrain from exercising any rights against the Company or any other person; all without thereby impairing in any respect the rights of such holders of Senior Indebtedness as provided in this Article Three.

     (i) The Trustee, any Authenticating Agent, any paying or conversion agent, or any Debenture Registrar may be holders of Senior Indebtedness and shall be entitled to all the rights set forth in this Article Three in respect of any Senior Indebtedness at any time held by it, to the same extent as any holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee, any Authenticating Agent, any paying agent, any Debenture Registrar or any conversion agent of any of its rights as such holder. Nothing in this Article Three shall apply to claims of or payments to the Trustee under or pursuant to Section 8.06.

     Section 3.03. No Waiver of Subordination Provision. No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Section 3.04. Payments to Debentureholders. Nothing contained in this Article Three or elsewhere in this Indenture, or in any of the Debentures, shall, however, (a) affect the obligation of the Company to make, or prevent the Company from making, at any time, except as provided in Section 3.02, payments of principal of (including any sinking fund payment) or premium, if any, or interest on the Debentures or (b) prevent the application by the Trustee of any moneys deposited with it hereunder by the Company to the payment of or on account of the principal of (including any sinking fund payment) or premium, if any, or interest on the Debentures if the Trustee did not have written notice of any event prohibiting the payment of such principal or interest on or prior to the third business day preceding the date such payment is due.

     Section 3.05.    Authorization  of Debentureholders  to Trustee to Effect
Subordination.   Each holder of Debentures by his acceptance
thereof irrevocably authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Three and appoints the Trustee his attorney-in-fact for such purpose.

     Section   3.06.     Knowledge of   Trustee   and   Paying Agent.
Notwithstanding the provisions of this Article Three or any other provisions of this Indenture, the Trustee shall not be charged with notice or knowledge of the existence of any Senior Indebtedness, or of any default or event of default with respect to any Senior Indebtedness, or the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other actions by the Trustee, unless and until the Trustee shall have received written notice at the corporate trust office thereof from the Company or a holder (established to be such a holder to the reasonable satisfaction of the Trustee), or a trustee or similar representative of any class, of Senior Indebtedness; and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume that no such default or event of default has occurred and that no such facts exist; provided, however, that, unless on the third business day prior to the date upon which by the terms hereof any such moneys may become payable for any purpose or any other action should be taken (including, without limitation, the payment of either the principal of (including any sinking fund payment) or the premium, if any, or interest on any Debenture) the Trustee shall have received the written notice provided for in this Section 3.06, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

     Section 3.07. All Provisions of Indenture Qualified by Article Three. Notwithstanding anything herein contained to the contrary, all the provisions of this Indenture shall, except as otherwise provided herein, be subject to the provisions of this Article Three, so far as the same may be applicable thereto.

     Section 3.08. Applicability of Article Three to Paying Agents. In case at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Three shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article Three in place of the Trustee.

                                  ARTICLE FOUR

                           Redemption of Debentures -

                                  Sinking Fund


     Section 4.01.  Redemption Prices - Sinking Fund and Voluntary Redemptions.
(a) The Debentures shall be redeemed in part on June 1, 1999, and on each June 1 thereafter to and including June 1, 2013, through the operation of the sinking fund provided for in Section 4.04, at 100% of the principal amount thereof (the "sinking fund redemption price"), together with accrued interest to the date fixed for redemption.

     (b) Subject to the provisions of Article Three hereof, the Company may, at its option, otherwise than through the operation of the sinking fund provided for in Section 4.04, redeem all or from time to time any part of the Debentures on any date on or after June 1, 1991 and prior to maturity, upon notice as,set forth in Section 4.02 and at the optional redemption prices set forth in the form of Debenture hereinabove recited, together with accrued interest to the date fixed for redemption.

     Section 4.02. Notice of Redemption: Selection of Debentures. If the Company shall desire to exercise the right to redeem all or any part of the Debentures pursuant to Section 4.01(b), it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Debentures so to be redeemed as a whole or in part at their last address as the same appears on the Debenture Register and to the Trustee. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

     Each such notice of redemption shall be given in the name of the Company and shall specify the date fixed for redemption, the redemption price at which Debentures are to be redeemed, the place of payment, that payment will be made upon presentation and surrender of such Debentures, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue and that the right to convert any Debenture or portion thereof into Common Stock will terminate at the close of business on the fifth day prior to the date fixed for redemption. If any Debenture is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debenture, a new Debenture or Debentures in aggregate principal amount equal to the unredeemed portion thereof will be
issued without charge to the holder.   No Debenture of the denomination of
$1,000 shall be redeemed in part and Debentures may be redeemed in part only in multiples of $1,000.

     If less than all the Debentures are to be redeemed, the Company will notify the Trustee and the Debenture Registrar not less than 60 days (or such lesser number of days as the Trustee and the Debenture Registrar shall approve) prior to the date fixed for redemption as to the aggregate principal amount of Debentures to be redeemed, and thereupon the Trustee shall select, on pro rata basis or by lot, the Debentures or portions thereof to be redeemed, and shall as promptly as practicable notify the Company and the Trustee of the Debentures or portions thereof so selected. For the purposes of such selection, the Debenture Registrar shall close the Debenture Register for the purpose of exchange and transfer of Debentures, for a period not exceeding five days prior to such selection.

     Prior to the date fixed for redemption specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with the paying agent an amount of money sufficient to redeem on the date fixed for redemption all the Debentures so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.


     Section 4.03. Payment of Debentures Called for Redemption. If notice of redemption has been given as above provided, the Debentures or portions of Debentures with respect to which such notice has been given shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Debentures or portions thereof at such redemption price, together with interest accrued to said date) interest on the Debentures and portions of Debentures so called for redemption shall cease to accrue, and such Debentures and portions of Debentures shall be deemed not to be outstanding hereunder and shall not be entitled to any benefit under this Indenture except to receive payment of such redemption price, together with accrued interest to the date fixed for redemption. On presentation and surrender of such Debentures at the place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

     Upon presentation and surrender of any Debentures redeemed in part only, the Company shall execute and the Trustee or Authenticating Agent shall authenticate and the Debenture Registrar shall register and deliver to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Debenture so presented and surrendered.


     Section 4.04. Sinking Fund. As and for a mandatory sinking fund for the retirement of Debentures and so long as any of the Debentures remain outstanding and unpaid, the Company shall pay to the Trustee an amount in cash, except as provided in Section 4.05, not less than one business day before June 1, 1999 and before June 1 in each year thereafter to and including June 1, 2013, equal to 5% of the aggregate principal amount of Debentures theretofore authenticated and delivered under this Indenture (excluding Debentures authenticated and delivered in exchange for or in lieu of the Debentures), or such lesser amount equal to the principal amount of the Debentures then outstanding. The last date on which a payment under this Section 4.04 may be made in each year is herein referred to as the "sinking fund payment date".

     All cash paid to the Trustee pursuant to this Section 4.04 shall be applied in accordance with the provisions of this Article Four.

     Section 4.05. Credits Against Sinking Fund. (a) In lieu of making all or any part of any sinking fund payment as required by Section 4.04 hereof in cash, the Company may (x) take credit for the principal amount of and deliver to the Debenture Registrar for cancellation Debentures theretofore issued and acquired by the Company at any time prior to the April 1 preceding the due date of such payment and not theretofore made the basis for the reduction of a sinking fund payment, (y) take credit for the principal amount of any Debentures theretofore redeemed pursuant to the provisions of this Article Four (otherwise than by means of a mandatory sinking fund payment) or Article Four-A or which shall have been duly called for redemption (otherwise than through the operation of the mandatory sinking fund) or for which a Notice of Election has been delivered to the Company pursuant to Section 4 A.04 and the redemption price of which, together with accrued interest thereon, shall have been deposited in trust for that purpose, as provided in this Article Four or Article Four-A, as the case may be, and not theretofore made the basis of the reduction of a sinking fund payment, or (z) take credit for the principal amount of Debentures surrendered for conversion at any time prior to the April 1 preceding the due date for such payment in accordance with the provisions of Article Fourteen, and not theretofore made the basis of the reduction of a sinking fund payment; and in each such case the amount of cash required by Section 4.04 to be paid to the

Trustee shall be reduced to the extent of the principal amount of the Debentures so delivered or so redeemed or so called for redemption or so converted.

     (b) Anything contained in this Article Four to the contrary notwithstanding, the amount of cash payable to the Trustee pursuant to Section
4.04 hereof shall be reduced by the aggregate sinking fund redemption price of Debentures called for redemption under Section 4.09 on the next sinking fund payment date but which are converted as provided in Article Fourteen hereof prior to such sinking fund payment date. The Company shall deliver to the Trustee, together with or in Lieu of the cash required to be delivered to the Trustee pursuant to Section 4.04, an Officers' Certificate with respect to such conversions of Debentures called for redemption pursuant to the operation of the sinking fund, together with the Debentures so converted. The Trustee shall promptly deliver a copy of such Officer's Certificate to the Debenture Registrar, together with such Debentures for cancellation in accordance with
Section 4.11.

     Section 4.06.   Certificates and Debentures to be Delivered to the
Trustee.   On or before April 1 of each year in which the Company is obligated to make a sinking fund payment (unless a shorter notice shall be accepted by the Trustee and the Debenture Registrar), the Company shall:

     (a) Deliver to the Trustee and the Debenture Registrar an Officers' Certificate stating:

          (i) the manner in which the Company will fulfill its sinking fund obligation under this Article Four for such year;

          (ii) the amount of cash, if any, which the Company will (subject to Section 4.05(C)) pay to the Trustee or any paying agent, as and for sinking fund payments, on or before the next sinking fund payment date;

          (iii) the principal amount of Debentures, if any, which pursuant to clause (x) of Section 4.05(a), the Company will surrender to the Debenture Registrar for cancellation in Lieu of the payment of cash, and that such Debentures were therefore issued and acquired by the Company prior to said April 1 and have not therefore been made the basis for the reduction of a sinking fund payment;

          (iv) the principal amount of Debentures, if any, for which credit is claimed pursuant to clause (y) of Section 4.05(a), together with such facts as shall demonstrate that the Company is entitled to such credit; and

     (v) the principal amount of Debentures, if any, for which credit is claimed pursuant to clause (z) of Section 4.05(a), together with such facts as shall demonstrate that the Company is entitled to such credit.

     (b) Deliver to the Trustee the Debentures, if any, referred to in clauses
(iii) and (v) of the Officers' Certificate given pursuant to this Section 4.06. The Trustee shall promptly deliver a copy of such Officer's Certificate to the Debenture Registrar, together with such Debentures for cancellation in accordance with Section 4.11.

     Section 4.07. Cash to be Delivered to the Trustee. At least one business day prior to the sinking fund payment date of each year in which the Company is obligated to make a sinking fund payment, the Company shall pay to the Trustee the amount of cash, if any, payable on or before such sinking fund payment date, after giving credit pursuant to Section 4.05 for Debentures previously acquired, redeemed, called for redemption or converted, as evidenced by the certificates delivered pursuant to Sections 4.05(b) and 4.06, together with a sum, in cash, equal to all interest accrued to the date fixed for redemption of Debentures to be redeemed on such sinking fund payment date, after taking into account in the calculation of such interest the giving of such credit.

     Section 4.08. Application of Sinking Fund Payments. The Trustee shall, as soon as practicable after the receipt of the certificate delivered pursuant to Section 4.06, take the action herein specified to call for redemption on the next June 1, at 100% of the principal amount thereof together with accrued interest to the date fixed for redemption, of a sufficient principal amount of Debentures to absorb, as nearly as may be practicable, the amount of any unused balance of any preceding sinking fund payments made in cash plus the amount of cash which, as indicated in such certificate, the Company will pay to the Trustee, as and for sinking fund payments, on or before the next succeeding sinking fund payment date; provided, however, that, if such amount does not in the aggregate exceed $1OO,OOO, the Trustee shall not take such action except on request of the Company (made at the time of delivery of such certificate) and, in the absence of any such request, such moneys shall be retained by the Trustee. Subject to the preceding proviso, the Trustee shall apply the amount of any cash sinking fund payment to the redemption of Debentures on the appropriate sinking fund redemption date.If, after any sinking fund payment date, the amount of cash in the hands of the Trustee in the sinking fund which is not required for payment of

Debentures previously called for redemption or purchased through operation of the sinking fund is $100,000 or Less, such moneys, upon request of the Company, shall be applied by the Trustee on a best efforts basis prior to the next succeeding April 1 to the purchase of Debentures, by public or private purchase in the open market or otherwise, at prices (excluding accrued interest and brokerage commissions, funds for which shall be supplied by the Company from sources other than the sinking fund) not exceeding the sinking fund redemption price. Any and all sinking fund moneys held by the Trustee on June 1, 2014, and not held for the payment or redemption of particular Debentures shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Debentures at maturity.

     Section 4.09. Manner of Redeeming Debentures. The Debentures to be redeemed from time to time as in Sections 4.01(b), 4.04 and 4.08 provided shall be selected by the Trustee for redemption in the manner provided in Section 4.02 and notice thereof shall be given to the Company and the Debenture Registrar, and the Company hereby irrevocably authorizes the Trustee, in the name of and at the expense of the Company, to give notice on behalf of the Company of the call of such,Debentures, all in the manner and with the effect in this Article Four specified, except that, with respect to redemptions pursuant to Section 4.04, in addition to the matters required to be included in such notice by Section 4.02, such notice shall also state that the Debentures therein designated for redemption are to be redeemed through operation of the sinking fund. The Trustee shall cause such Debentures to be so redeemed and paid in accordance with such notice in the manner and with the effect provided in Sections 4.02 and 4.03.

     Section 4.10. Sinking Fund Moneys to be held as Security During Continuation of Default; Exceptions. The Trustee shall not redeem any Debenture with sinking fund moneys or mail any notice of redemption of Debentures by operation of the sinking fund during the continuance of any default in payment of interest on the Debentures when due or of any Event of Default, except that if the notice of redemption of any Debentures shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Debentures if cash sufficient for that purpose shall be deposited with the Trustee for that purpose in accordance with the terms of this Article Four. Except as aforesaid, any moneys in the sinking fund at the time when any such default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all the Debentures; provided, however, that in case such default or Event of

Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied pursuant to the provisions of Section 4.08.

     Section 4.11. Cancellation and Destruction of Redeemed Debentures. All Debentures surrendered to or purchased by the Trustee or any paying agent, pursuant to the provisions of this Article Four or Article Four-A, shall be delivered to the Debenture Registrar and forthwith cancelled by it, and evidence of such cancellation shall be furnished to the Trustee, and thereafter held or disposed of in accordance with Section 2.08.



                                 ARTICLE FOUR-A

                   Redemption of Debentures; Holder's Option


     Section 4A.01 Right to Redemption. In the event that a Redemption Even shall have occurred, then subject to the terms and conditions of this Article Four-A each holder of Debentures shall have the right, at the holder's option, to require the Company to redeem all or any portion (equal to $1,000 or any integral multiple thereof) of the holder's Debentures for cash at the principal amount thereof together in each case with accrued interest thereon to the Redemption Date.

     The "Redemption Date" shall be the ninetieth (90th) day after the date on which a Redemption Event shall have occurred.

     A "Redemption Event" shall be deemed to have occurred upon the happening of any of the following events:

          (a) Any person or group (within the meaning of section 13(d) (3) of the Exchange Act), together with any affiliates and associates of any thereof, shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) at least a majority of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company; or


          (b) The Company, directly or indirectly, consolidates with, merges with or into, or sells, leases or conveys all or substantially all its assets to any other Person in a transaction pursuant to which all or substantially all of the Company's Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive consideration less than 90% of which (in terms of value) is common stock which is (or, upon consummation of or immediately following such transaction or event, will be) listed on a national securities exchange or approved for quotation in the NASDAQ National Market System or any successor to such system.

     Notwithstanding the right of the holders of the Debentures to require the Company to redeem the Debentures as described above, the Company shall not be obligated to redeem any Debenture at any time when the subordination provisions of the Debentures would not permit the Company to make a payment of principal, premium or interest on the Debentures. Notwithstanding the provisions of this Article Four-A, the Trustee shall not be charged with notice or knowledge of the existence of any Redemption Event unless and until the Trustee shall have received written notice thereof at the corporate trust office from the Company or a Debentureholder; and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume that no such Redemption Event has occurred.

     Section 4A.02 Applicability of Article. Redemption of Debentures in accordance with this Article Four-A shall be at the election of the holder thereof and shall be made in accordance with the provisions of this Article.

     Section 4A.03 Notice of Redemption Event. Unless the Company shall have theretofore called all the outstanding Debentures for redemption pursuant to Article Four, notice of the occurrence of a Redemption Event shall be given by first class mail, postage prepaid, mailed not more than ten (10) days after the occurrence of such Redemption Event, to each holder of Debentures at his address appearing in the Debenture Register and to the Trustee at its corporate trust office, but failure to give such notice by mailing in the manner herein provided to the holder of any Debenture, or any defect in the notice to any holder, shall not affect the validity of the proceedings for the redemption of any other Debenture.


     All such notices shall state:

          (a)  the event constituting the Redemption Event;

          (b)  the Redemption Date;

          (c) that the redemption price will be the principal amount of the Debentures a holder elects to redeem, plus accrued interest thereon;


          (d) that on the Redemption Date the redemption price will become due and payable upon each Debenture with respect to which a holder has elected redemption, and that interest thereon shall cease to accrue on and after such date;

          (e) the place or places where such Debentures are to be surrendered for payment of the redemption price;

          (f) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Debentures to be redeemed will terminate and the place or places where such Debentures may be surrendered for conversion; and

          (g) a redemption election by a holder shall be irrevocable.

Notice of a Redemption Event shall be given by the Company, or by the Trustee at the Company's written request in the name and at the expense of the Company.

     No failure of the Company to give the foregoing notice shall limit any Debentureholder's right to require the redemption of Debentures pursuant to this Article Four-A.

     Section 4A.04 Notice of Election. A holder of Debentures electing to require redemption of all or any portion of such Debentures shall make such election by delivering to the office or agency to be maintained by the Company pursuant to Section 5.02 not later than the fifth (5th) day prior to the Redemption Date a validly executed Notice of Election ("Notice of Election") setting forth the name of the Debentureholder, the principal amount of the Debentures, or portions thereof, with respect to which an election to require redemption is being made, and a statement that the election to require redemption is being made thereby. Such Notice of-Election shall be irrevocable.

     Section 4A.05 Deposit of Funds. On or prior to the Redemption Date, the Company shall deposit with the Trustee an amount of money in same day funds sufficient to pay the principal amount of, and (except if the Redemption Date shall be on a June 1 or December 1) accrued interest on, all the Debentures with respect to which properly completed and validly executed Notices of Election shall have been delivered pursuant to Section 4A.04.

     Section 4A.06 Debentures Payable on Redemption Date. The Debentures with respect to which Debentureholders shall have elected to require redemption shall, on the Redemption Date, become due and payable at the redemption price as set forth in Section 4A.01, and from and after such date (unless the Company shall default in the payment of the redemption price) such Debentures shall cease to bear interest. Upon surrender of any Debenture for redemption in accordance with any Notice of Election, such Debenture shall be redeemed by the Company at the redemption price.

     If any Debenture to be redeemed shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Debenture.

     Section 4A.07 Debentures Redeemed in Part. Any Debenture that is to be redeemed only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 5.02 (with due endorsement by, or a written instrument of transfer in form satisfactory to the Trustee duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the holder of such Debenture without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such Debentureholder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.

     For all purposes of this Article Four-A, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Debentures that has been or is to be redeemed.


                                  ARTICLE FIVE

                      Particular Covenants of the Company


     Section 5.01. Payment of Principal, Premium and Interest on Debentures. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of (and premium, if any) and the interest on each of the Debentures at the place, at the respective times and in the manner provided in the Debentures.

     Section 5.02. Office for Notices and Payments, etc. So long as any of the Debentures remain outstanding, the Company will maintain in the City of Houston, Texas, and in the Borough of Manhattan, The City of New York, an office or agency where the Debentures may be presented for payment, an office or agency where the Debentures may be presented for registration of transfer or exchange or for conversion as in this Indenture provided, and an office or agency where notices and demands to or upon the Company in respect of the Debentures or of this Indenture may be served. Until otherwise designated by the Company in a written notice to the Trustee, such offices or agencies in the City of Houston, Texas, and in the Borough of Manhattan, The City of New York, for purposes of presentation for payment and presentation for registration of transfer and exchange and for conversion and for purposes of services of notices and demands shall be the corporate trust offices of the Trustee. If the Company shall at any time fail to maintain any such offices or agencies, or shall fail to give notice to the Trustee of any change in the location thereof, presentation may be made and notice and demand may be served in respect of the Debentures or of this Indenture at said offices of the Trustee.

     Section 5.03. Prohibition of Extension of Claims for Interest. In order to prevent any accumulation of claims for interest after maturity thereof, the Company will not directly or indirectly extend or consent to the extension of the time for the payment of any claim for interest on any of the Debentures and will not directly be a party to or approve any such arrangement by the purchase or funding of said claims for interest or in any other manner; provided, however, that this Section 5.03 shall not apply in any case where an extension shall be made pursuant to a plan proposed by the Company to the holders of all the Debentures then outstanding.

     Section 5.04. Appointment to Fill a Vacancy in the Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     Section 5.05. Provision as to Paying Agent. (a) The Company initially appoints the Trustee as paying agent. If the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.05,

          (i) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) and interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures;


          (ii) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) in making any payment of the principal of (or premium, if any) or interest on the Debentures when the same shall be due and payable; and

     (iii) that it will, at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

     (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debentures, set aside, segregate and hold in trust for the benefit of the holders of such Debentures entitled thereto a sum sufficient (together with any sums deposited with any other paying agent for such purpose) to pay such principal (and premium, if any) or interest so becoming due and will notify the Trustee of any failure by it to take such action and of any failure by the Company (or by other obligor under the Debentures) to make any payment of the principal of or premium, if any, or interest on the Debentures when the same shall become due and payable. Whenever the Company shall have one or more paying agents, it will, on or before each due date of the principal of (or premium, if any) or interest on any of the Debentures, deposit with a paying agent a sum sufficient to pay such principal (or premium, if any) or interest so becoming due, such sums to be held in trust for the benefit of the holders of such Debentures entitled thereto, and (unless the paying agent is the Trustee) the Company will notify the Trustee of its action or of any failure by it to take such action.

     (c) Anything in this Section 5.05 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder, as required by this Section 5.05, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 5.05 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.05 is subject to the provisions of Sections 13.03 and 13.04.

     Section 5.06. Company to Furnish Annual Compliance Certificate. On or before the 90th day after the end of the Company's fiscal year beginning with the year in which the Debentures are originally issued, the Company will file with the Trustee an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any action or failure to act on the part of the Company in violation of any covenant, agreement, provision or condition contained in this Indenture, stating whether or not they have knowledge of any action or failure to act on the part of the Company during the preceding fiscal year, in violation of any covenant, agreement, provision or condition contained in this Indenture and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

                                  ARTICLE SIX

                      Debentureholders' Lists and Reports
                         by the Company and the Trustee

 Section 6.01. Debentureholders' List. The Company shall furnish or cause to be furnished to the Trustee

 (a) semiannually, not more than 10 days after each May 15 and November 15, commencing after the date of original issuance of the Debentures, a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of Debentures as of such May 15 and November 15, and

 (b) at such other times as the Trustee may request in writing, within 25 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Debenture Registrar or paying agent if so acting.

     Section 6.02. Preservation and Disclosure of List. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures (i) contained in the most recent list furnished to it as provided in Section 6.01 and (ii) received by it in the capacity of Debenture Registrar or of paying agent (if so acting) hereunder. The Trustee may destroy any list furnished to it pursuant to Section
6.01 upon receipt of a new list so furnished.

 (b) In case three or more holders of Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either,

     (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
Section 6.02, or

     (ii) inform such applicants as to the approximate number of holders of Debentures whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this
Section 6.02, and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Debentureholder whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02 and to the Company, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debentures or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Securities and Exchange Commission, after opportunity for a hearing upon the objections specified in the written statements so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Debentureholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every holder of the Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debentures in accordance with the provisions of subsection (b) of this Section 6.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     Section 6.03. Annual and Other Reports to be Filed by the Company with the Trustee. (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of. the foregoing as the Securities and Exchange Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Securities and Exchange Commission pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Securities and Exchange Commission, in accordance with rules and regulations prescribed from time to time by the Securities and Exchange Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to transmit by mail to the holders of Debentures within 30 days after the filing thereof with the Trustee, as their names and addresses appear on the Debenture Register, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 6.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

     Section 6.04. Reports by the Trustee. (a) Within 60 days after May 15 of each year commencing with the first May 15 to occur after the date of this Indenture, so long as any Debentures are outstanding hereunder, the Trustee shall transmit to the Debentureholders as hereinafter in this Section 6.04 provided, a brief report dated as of the preceding May 15, with respect to:

     (i) its eligibility under Section 8.09 and its qualifications under Section 8.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect:

     (ii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on any property or funds held or collected by it as Trustee or paying agent, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of 1 percent of the principal amount of the Debentures outstanding on the date of such report;

     (iii) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Debentures) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs
(ii), (iii), (iv) or (vi) of subsection (b) of Section 8.13;


     (iv) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

     (v) any additional issuance of Debentures not previously reported; and

     (vi) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Debentures except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 7.07.

     (b) The Trustee shall transmit to the Debentureholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the pro- visions of subsection (a) of this
Section 6.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Debentures of the property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection (b) except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10 percent or less of the principal amount of Debentures outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) Reports given pursuant to this Section 6.04 shall be transmitted by mail to all holders of Debentures, as the names and addresses of such holders appear upon the Debenture Register and to such holders of Debentures as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose.

     (d) A copy of each such report shall, at the time of such transmission to Debentureholders, be filed by the Trustee with the Company, each stock exchange upon which the Debentures are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when and as the Debentures become listed on any stock exchange.


                                 ARTICLE SEVEN

                          Remedies of the Trustee and
                      Debentureholders in Event of Default

     Section 7.01. Events of Default. In case one or more of the following Events of Default shall have occurred and be continuing:

     (a) default in the payment (whether or not prohibited by the provisions of Article Three) of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

     (b) default in the payment (whether or not prohibited by the provisions of Article Three) of the principal of and premium, if any, on any of the Debentures as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

     (c) default in the payment or satisfaction of any sinking fund obligation, as and when such sinking fund obligation shall become due and payable in this Indenture expressed; or

     (d) failure on the part of the Company duly to observe or perform any covenants or agreements (other than a covenant or agreement the breach or a default in the performance of which is elsewhere in this Section 7.01 specifically dealt with) on the part of the Company in the Debentures or in this Indenture contained for a period of 60 days after the date on which written notice (such written notice to state it is a "Notice of Default" hereunder) of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and each holder of any Senior Indebtedness and each person or entity committed or obligated to issue or fund any Senior Indebtedness (provided that such holder, person or entity has previously given Trustee written notice to the effect that it is a holder of Senior Indebtedness or a person or entity committed or obligated to issue or fund Senior Indebtedness (as the case may be) and that such holder, person or entity requests that he or it be given any such notice) and the Trustee by the holders of at least 25 percent in aggregate principal amount of the Debentures at the time outstanding; or


          (e) without the consent of the Company a court having jurisdiction shall enter an order for relief with respect to the Company under the Bankruptcy Code or without the consent of the Company a court having jurisdiction shall enter a judgment, order or decree adjudging the Company a bankrupt or insolvent, or enter an order for relief for reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or applicable state insolvency law and the continuance of any such judgment, order or decree unstayed and in effect for a period of 90 consecutive days; or

          (f) the Company shall institute proceedings for entry of an order for relief with respect to the Company under the Bankruptcy Code or for an adjudication of insolvency, or shall consent to the institution of bankruptcy or insolvency proceedings against it, or shall file a petition seeking, or seek or consent to reorganization, arrangement, composition or relief under the Bankruptcy Code or any applicable state law, or shall consent to filing of such petition or to the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or similar official (other than a custodian pursuant to 8 Delaware Code Section 226 or any similar statute under other state laws) of the Company or of substantially all of its property, or the Company shall make a general assignment for the benefit of creditors as recognized under the Bankruptcy Code;

then and in each and every such case, unless the principal of all the Debentures shall have already become due and payable, either the Trustee or the holders of not less than 25 percent in aggregate principal amount of the Debentures then outstanding hereunder, by notice in writing to the

Company and each holder of any Senior Indebtedness and each person or entity committed or obligated to issue or fund any Senior Indebtedness (provided that such holder, person or entity has previously given Trustee written notice to the effect that it is a holder of Senior Indebtedness or a person or entity committed or obligated to issue or fund Senior Indebtedness (as the case may be) and that such holder, person or entity requests that he or it be given any such notice) (and to the Trustee if given by Debentureholders), may declare the principal of all the Debentures and any accrued interest to the date of declaration to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debentures contained to the contrary notwithstanding. The foregoing provision, however, is subject to the condition that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debentures and the principal of (or premium, if any, on) any and all Debentures which shall have become due otherwise than by acceleration (with interest upon such principal (and premium, if any) and, to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest, at the rate borne by the Debentures to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation, disbursements, expenses and advances of the Trustee, and any and all defaults under the Indenture, other than the non-payment of the principal of and premium, if any, and accrued interest on Debentures which shall have become due by acceleration, shall have been cured or shall have been waived in accordance with Section 7.06 or provision deemed by the Trustee to be adequate shall have been made therefor -- then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall effect any subsequent default or shall impair any right consequent thereon.

     If the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Debentures shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee and the holders of the Debentures shall continue as though no such proceedings had been taken.

     Section 7.02. Payment of Debentures on Default: Suit Therefor. The Company covenants that (a) if default shall be made in the payment of any installment of interest on any of the Debentures, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Debentures as and when the same shall have become payable, whether upon maturity of the Debentures or upon redemption or upon declaration or otherwise then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have become due and payable on all such Debentures for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest, at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

     If the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Debentures and collect in the manner provided by law out of the property of the Company or other obligor upon the Debentures wherever situated the moneys adjudged or decreed to be payable.

     If there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon the Debentures under the Bankruptcy Code or any other federal or state bankruptcy, insolvency or similar laws relative to the Company or to such other obligor, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in case of any other similar judicial proceedings relative to the Company or other obligor upon the Debentures, or to the creditors or the property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debentures, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Debentureholders allowed in any judicial proceedings relative to the Company, or other obligor upon the Debentures, its or their creditors or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee, liquidator, sequestrator or trustee in bankruptcy or reorganization is hereby authorized by each of the Debentureholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Debentureholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, disbursements and advances of trustee, its agents and counsel, and any other amounts due to the Trustee under Section 8.06.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall be for the equal and ratable benefit of the holders of the Debentures.

     In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

  Section 7.03. Application of Moneys Collected by Trustee. Subject to the provisions of Article Three, any moneys collected by the Trustee pursuant to
Section 7.02 shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal and premium, if any, or interest, upon presentation of the several Debentures for delivery of a new Debenture representing the unpaid portion, if only partially paid, and upon surrender thereof, if fully paid:

          FIRST: To the payment of costs and expenses of collection, and reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 8.06;

          SECOND: If the principal of the Debentures shall not have become due and be unpaid, to the payment of interest on the Debentures, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent-permitted by applicable law) upon the overdue installments of interest at the rate borne by the Debentures, such payments to be made ratably to the persons entitled thereto;

          THIRD: If the principal of the Debentures shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debentures for principal, premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee and the payment thereof is permitted by applicable law) upon overdue installments of interest at the rate borne by the Debentures; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Debentures, then to the payment of such principal and premium, if any, and interest, without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

          FOURTH: To the payment of any surplus remaining to the Company, its successors or assigns, or to whomever may be lawfully entitled to receive the same.

     No claim for interest which in any manner at or after maturity shall have been transferred or pledged separate or apart from the Debentures to which it relates, or which in any manner shall have been kept alive after maturity by an extension (otherwise than pursuant to an extension made pursuant to a plan proposed by the Company to the holders of all

Debentures then outstanding), purchase, funding or otherwise by or on behalf or with the consent or approval of the Company shall be entitled, in case of a default hereunder, to any benefit of this Indenture, except after prior payment in full of the principal of and the premium, if any, of all Debentures at the time outstanding hereunder and of all claims for interest not so transferred, pledged, kept alive, extended, purchased or funded.

     Section 7.04. Limitation on Suits by Holders of Debentures. No holder of any Debenture shall have any right by virtue or by availing of any provision of this Indenture to institute any action, suit or proceeding at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee or similar official, or, for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25 percent in aggregate principal amount of the Debentures then outstanding shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.06; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the ratable and common benefit of all holders of Debentures. For the protection and enforcement of the provisions of this Section 7.04, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provision in this Indenture, however, but subject to the provisions of Article Three, the right of any holder of any Debenture to receive payment of the principal of (and premium, if any) and interest on such Debenture, on or after the respective due dates expressed in such Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

     Section 7.05. Remedies Cumulative and Continuing All powers and remedies given by this Article Seven to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other thereof or of any other powers and remedies available to the Trustee or the Debentureholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any default occurring and continuing as aforesaid, shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

     Section 7.06. Direction of Proceedings and Waiver of Defaults by Majority of Debentureholders. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 8.01), the Trustee shall have the right to decline to follow any such direction if the Trustee, after being advised by counsel, shall determine that the action so directed may not lawfully be taken or if the Trustee in good faith shall, by a responsible officer or officers, determine that the action so directed would be unduly prejudicial to the holders of the Debentures not taking part in such direction. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default hereunder and its consequences except a default in the payment of the principal of (or premium, if any) or interest on any of the Debentures which has become due other than as a result of the acceleration thereof. In the case of any such waiver, said default or Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing, and the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 7.07. Notice of Defaults. The Trustee shall, within 90 days after the occurrence of a default, give to the Debentureholders, in the manner and to the extent provided in subsection (c) of Section 6.04, notice of all defaults known to the Trustee, unless such default shall have been cured before the giving of such notice; provided, however, that, in the case of any default of the character specified in clause (d) of Section 7.01, no such notice to Debentureholders shall be given until at least 60 days after the giving of written notice thereof to the Company pursuant to said clause (d); and provided, further, that except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Debentures, or in the making of any sinking fund payment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers, of the Trustee in good faith determines that the withholding of such notice is in the interests of the Debentureholders.

     Section 7.08. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than 10 percent in principal amount of the Debentures outstanding, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of (or premium, if any), or interest on any Debenture against the Company, on or after the due date expressed in such Debenture.



                                 ARTICLE EIGHT

                             Concerning the Trustee


     Section 8.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

     (a) prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred:

          (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and


          (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture:

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Debentures at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     For all purposes under the Indenture, the Trustee shall not be deemed to have notice of the existence of any facts or circumstances described in clause (d) through (f) of Section 7.01 unless a Responsible Officer assigned to and working in the Trustee's corporate trust department at the corporate trust office has actual knowledge thereof or unless written notice of any event that is in fact such a fact or circumstance is received by the Trustee at the corporate trust office, and such notice references the Debentures generally, the Company or the Indenture.

     Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 8.01.

     Section 8.02. Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 8.01:


     (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, approval, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

     (c) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders, pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

     (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture:

     (f) Prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, direction, approval, bond, debenture or other paper or document, but the Trustee, in its discretion, may, and upon the request in writing by the holders of not less than a majority in principal amount of Debentures then outstanding shall, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney (other than an employee of the Trustee) appointed by it with due care hereunder; and

     (h) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel and the Trustee shall not be liable for any action it takes or omits to take in reliance on such Officer's Certificate or Opinion of Counsel.

     Section 8.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any of the Debentures authenticated by or on behalf of the Trustee in conformity with the requirements of this Indenture or of the proceeds thereof.

     Section 8.04. Trustee, Paying Agent or Debenture Registrar May Own Debentures. The Trustee or any Authenticating Agent or any paying agent or Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent or Debenture Registrar.

     Section 8.05. Moneys to be Held in Trust. Subject to the provisions of Article Three and Section 13.04, all moneys received by the

Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the. Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree in writing with the Company to pay thereon. So Long as no Event of Default shall have occurred and be continuing, all interest, if any, allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its President or any Vice President or its Treasurer or an Assistant Treasurer.

     Section 8.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to a lien in favor of the Debentureholders, the Trustee, if and to the extent authorized by a receiver or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon, provided that the Trustee shall be under no affirmative duty to make such advances. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the cost and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section
8.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures. The Company's obligation to pay the Trustee and to pay and reimburse the Trustee for such expenses, disbursements and advances pursuant to this
Section 8.06 shall not be subordinate to the payment of Senior Indebtedness pursuant to Article III.

     Section 8.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warranty to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     Section 8.08. Conflicting Interest of Trustee. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 8.08, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in Section 8.10, such resignation to become effective upon the appointment of a successor trustee and such successor's acceptance of such appointment, and the Company shall take prompt steps to have a successor appointed in the manner provided in Section 8.10.

     (b) If the Trustee shall fail to comply with the provisions of subsection
(a) of this Section 8.08; the Trustee shall, within 10 days after the expiration of such 90 day period, transmit notice of such failure to the Debentureholders in the manner and to the extent provided in subsection (C) of Section 6.04.

     (c) For the purposes of this Section 8.08 the Trustee shall be deemed to have a conflicting interest if:

     (i) The Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company, are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debentures issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any other indenture or indentures under which other securities, or certificates of interest or participation in other securities of the Company are outstanding if (A) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the

Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture or such other indenture or indentures, or (B) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

     (ii) the Trustee or any of its directors or executive officers is an obligor upon the Debentures or an underwriter for the Company;

     (iii) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

     (iv) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, subject to or depositary, or in any other similar capacity, or, the provisions of paragraph (i) of this subsection (c) to act as trustee whether under an indenture or otherwise;

     (v) 10 percent or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20 percent or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10 percent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

     (vi) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection (c) defined), (A) 5 percent or more of the voting securities, or 10 percent or more of any other class of security, of the Company, not including the Debentures issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10 percent or more of any class of security of an underwriter for the Company;

     (vii) the Trustee is the beneficial owner of, or holds as collateral security, for an obligation which is in default (as hereinafter in this subsection (c) defined), 5 percent or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10 percent or more of the voting securities of, or controls directly or indirectly, or is under direct or indirect common control with, the Company;

     (viii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection (c) defined), 10 percent or more of any class of security of any person who, to. the knowledge of the Trustee, owns 50 percent or more of the voting securities of the Company; or

     (ix) the Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25 percent or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (vi), (vii), or (viii) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25 percent of such voting securities or 25 percent of any such class of security. Promptly after May 15, in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the



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



above-mentioned capacities as of such May 15. If the Company fails to make payment in full of principal of (or premium, if any) or interest on any of the Debentures when and as the same become due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30 day period, and after such date, notwithstanding the foregoing provisions of this paragraph (ix), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraph (vi), (vii) and (viii) of this subsection (c).

     The specifications of percentages in paragraphs (v) to (ix), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (iii) or (vii) of this subsection (c).

     For the purposes of paragraph (vi), (vii), (viii) and (ix) of this subsection (c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (1) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (2) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder or (3) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

     Except as provided in the next preceding paragraph hereof, the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of or warrant or right to subscribe to or purchase, any of the foregoing.

     (d) For the purposes of this Section 8.08:

     (i) The term "underwriter" when used with reference to the Company shall mean every person, who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered for sale or has sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

     (ii) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

     (iii) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

     (iv) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

     (v) The term "Company" shall mean any obligor upon the Debentures.

     (vi) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentage of voting securities and other securities specified in this Section 8.08 shall be calculated in accordance with the following provisions:

          (i) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section 8.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (ii) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (iii) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (iv) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (A) Securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (B) Securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (C) Securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

               (D) Securities held in escrow if placed in escrow by the issuer thereof;

          provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (v) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

     Section 8.09. Eligibility of Trustee. The Trustee hereunder, together with its parent company, shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million dollars, and subject to supervision or examination by federal, state, territorial or District of Columbia authority and having an office, place of business or agency in the City of New York. If such corporation publishes reports of condition or financial statements at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as- set forth in its most recent report of condition or financial statements so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

     Section 8.10. Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of resignation to the Company and by mailing notice thereof to the holders of Debentures at their addresses as shall appear on the Debenture Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument in duplicate executed by order of the Board of Directors of the Company, the copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least 6 months may, subject to the provisions of Section 7.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur:

          (i) the Trustee shall fail to comply with the provisions of subsection
     (a) of Section 8.08 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months, or


          (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

          (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.08, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor trustee by delivering to the Trustee so removed, to the nominated successor trustee so appointed and to the Company, the evidence provided for in Section 9.01 of the action taken by the Debentureholders, in which case, unless within 10 days after such nomination the Company objects thereto, the nominated successor trustee shall be deemed appointed a successor trustee. If the Company so objects, the Trustee so removed or any Debentureholder, upon the terms, subject to the conditions and otherwise as in subsection (a) of this Section 8.10 provided, may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.


     (e) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage pre-paid, to the Debentureholders as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor trustee and the address of its principal corporate trust office. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor, with like effects as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

     No successor trustee shall accept appointment as provided in this Section
8.11 unless at the time of such acceptance such successor trustee. shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

     Section 8.12. Succession by Merger. etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger or conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, such corporation shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

     If at the time such successor trustee shall succeed to the trusts created by this Indenture any of the Debentures shall have been authenticated but not delivered, any such successor trustee may adopt the certificate of authentication of any predecessor trustee, and deliver or cause to be delivered such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Debentures or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or authenticate Debentures in the name of any predecessor trustee shall apply only to the successor or successors by merger, conversion or consolidation.

     Section 8.13. Limitations on Rights of Trustee as a Creditor. (a) Subject to the provisions of subsection (b) of this Section 8.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in subsection (c) of this Section 8.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Debentures and the holders of other indenture securities (as defined in subsection (c) of this Section 8.13)

          (i) an amount equal to any and all reductions in the amount due and owing upon, any claim as such creditor in respect of principal or interest, effected after the beginning of such four month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (ii) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (ii) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee

          (A) to retain for its own account (1) payments made on account of any such claim by any person (other than the Company) who is liable thereon, (2) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (3) distributions made in cash, securities or other property Respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant CO the Bankruptcy Code, or any other federal or state bankruptcy, insolvency or similar law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section 8.13 would occur within four months; or

          (D)  to receive payment on any claim referred to in paragraph (B) or
               (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Debentureholders and the holders of other indenture securities in such manner that the Trustee, the Debentureholders and the holders of other indenture securities realize, as a result of payment from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code, or any other federal or state bankruptcy, insolvency or similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Debentureholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code, or any other federal or state bankruptcy, insolvency or similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted, or any other federal or state bankruptcy, insolvency or similar law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which said bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction
(1) to apportion between the Trustee, the Debentureholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or
(2) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Debentureholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

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



     Any Trustee who has resigned or been removed after the beginning of such four month period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four month period; and

          (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

     (b) There shall be excluded from the operation of subsection (a) of this
Section 8.13 a creditor relationship arising from

          (i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the debentureholders at the time and in the manner provided in Section 6.04 with respect to reports pursuant to subsections (a) and (b) thereof, respectively, and to the holders of other indenture securities;

          (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (iv) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this
     Section 8.13;

           (vi) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the

     Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

     (vi) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in subsection (c) of this
Section 8.13.

     (c) As used in this Section 8.13:

     (i) The term "default" shall mean any failure to make payment in full of the principal of (or premium, if any) or interest upon any of the Debentures or upon the other indenture securities when and as such principal (or premium, if any) or interest becomes due and payable.

     (ii) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also a trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 8.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

     (iii) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

     (iv) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

     (v)   The term "Company" shall mean any obligor upon the Debentures.

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



     Section 8.14. Authenticating Asent of the Trustee. As long as any of the Debentures remain outstanding, the Trustee may appoint an authenticating agent to act on the Trustee's behalf in connection with the authentication of the Debentures which shall be a corporation organized and doing business under the laws of the United States or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purposes of this Section 8.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition as published. Any such Authenticating Agent shall be appointed by the Trustee by an instrument in writing, shall be subject in all respects to the control and direction of the Trustee and shall have no responsibility or liability for any action taken by it in good faith at the direction of the Trustee.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.14, the Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Company. The Company shall mail to the holders of Debentures by first class mail notice thereof. If the Company fails to mail such notice within 30 days after the appointment of any such successor Authenticating Agent, the Trustee shall, in its discretion, cause such notice to be mailed at the expense of the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally appointed by the Trustee as Authenticating


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



Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.14.

     To the extent that the Trustee shall be entitled to be reimbursed and is reimbursed for such payments, subject to the provisions of Section 8.06, the Trustee agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments subject to the provisions of Section 8.06.

                                  ARTICLE NINE

                        Concerning the Debentureholders

     Section 9.01. Action by Debentureholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders.

     Section 9.02. Proof of Execution bv Debentureholders. Subject to the provisions of Sections 8.01, 8.02 and 10.05 hereof, the execution of any proxy, consent or other instrument by a Debentureholder or his agent or proxy shall be deemed sufficient and conclusive for all purposes of this Indenture if (a) the Trustee, Debenture Registrar or Company, as the case may be, shall have mailed or delivered to the Debentureholder at his address as shown on the Debenture Register such proxy, consent or other instrument, (b) the proxy, consent or other instrument shall have been returned to the Trustee, Debenture Registrar or Company, as the case may be, bearing a signature purporting and reasonably appearing to be that of the Debentureholder, his agent or proxy, and (c) the person receiving the executed proxy, consent or other instrument shall have no actual knowledge or notice of any irregularity, or of any fact or circumstance, which, if substantiated, would impair the validity of such proxy consent or other instrument. The matters referred to in clauses (a), (b) and (c), above, of this Section 9.02 may be evidenced by a certificate of the Trustee or Debenture Registrar or an Officers' Certificate of the Company, as the case may be.

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



     The ownership of Debentures shall be proved by the Debenture Register or by a certificate of the Debenture Registrar thereof.

     The Trustee shall not be bound to recognize any person as a Debentureholder unless and until his title to the Debentures held by him is proved in the manner in this Article Nine provided.

     The Trustee may require such additional proof of any matter referred to in this Section 9.02 as it shall deem necessary.

     The record of any Debentureholders' meeting shall be proved in the manner provided in Section 10.06.

     Section 9.03. Who May be Deemed Owners of Debentures. The Company, the Trustee, any Authenticating Agent; any paying agent and any Debenture Registrar may deem and treat the person in whose name any Debenture shall be registered in the Debenture Register as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or any Debenture Registrar) for the purpose of receiving payment thereof or on account thereof and for all other purposes, and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary. All such payments so made to any such registered holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.

     Section 9.04. Company-Owned Debentures Disregarded. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent or waiver under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Debentures which the Trustee knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.04, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect

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



common control with the Company or any such other obligor. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and, subject to the provisions of Section 8.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are outstanding for the purposes of any such determination.

     Section 9.05. Instruments Executed by Debentureholders Bind Future Holders. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture which is shown by the evidence to be included in the Debentures the holders of which have consented to or are bound by consents to such action may, by filing written notice with the Trustee at its office and upon proof of ownership as provided in Section 9.02, revoke such action so far as concerns such Debenture. Except as aforesaid any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, and of any Debenture issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debenture.

                                  ARTICLE TEN

                           Debentureholders' Meetings

     Section 10.01. Purposes of Meetings. A Meetings of Debentureholders may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

     (i) to give any notice to the Company or to the Trustee, or, to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article Seven;

     (ii) to remove the Trustee and nominate for appointment a successor trustee pursuant to the provisions of Article Eight;

     (iii)to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

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



  (iv) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

     Section 10.02. Manner of Calling Meetings. The Trustee may at any time call a meeting of Debentureholders to take any action specified in
Section 10.01, to be held at such time and at such place in Houston, Texas or the Borough of Manhattan, the City of New York, as the Trustee
shall determine.    Notice  of every  meeting  of the Debentureholders,
setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to the holders of Debentures at their addresses as shown by the Debenture Reg-ister not less than 20 nor more than 60 days prior to the date fixed for the meeting.

     Section 10.03. Call of Meetings by Company or Debentureholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10 percent in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Debentureholders to take any action authorized in Section 10.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the holders of Debentures in the amount above specified may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting
and   may   call   such  meeting to   take   any   action  authorized by Section
10.01, by mailing notice thereof as provided in Section 10.02.

     Section 10.04.  Who May Attend and Vote at Meetings.   To be entitled to
vote at any meeting of Debentureholders, a person shall (a) be a holder of one or more Debentures, or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Debentures. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 10.05.  Regulations May be Made by Trustee.  Notwithstanding
any other provisions of this Indenture,  the Trustee may make such reason-
able  regulations as it   may   deem   advisable   for   any  meeting of
Debentureholders,  in regard to proof of the holding of Debentures and of the appointment of proxies,  and in regard to the appointment and duties
of  inspectors  of votes,   the submission and  examination  of proxies,
certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Debentures shall be proved in the manner specified in Section 9.02, and the appointment of any proxy shall be proved in the manner specified in said
Section 9.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 10.03, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote.

     Subject to the provisions of Section 9.04, at any meeting each Debentureholder or proxy shall be entitled to one vote for each $1,000 principal amount of Debentures held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly
designating him as the person to vote on   behalf of other   Debentureholders.
Any  meeting of debentureholders duly called pursuant to the provisions of
Section 10.02 or 10.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

     At any meeting of debentureholders, the presence of persons holding or representing Debentures in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the persons holding or representing a majority of the Debentures represented at the meeting may adjourn such meeting with the same effect as though a quorum had been present.

     Section 10.06. Manner of Voting at Meetings and Record to be Kept. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballots on which shall be subscribed the signatures of the Debentureholders or proxies and the principal amount of the Debentures held or
represented by them.   The permanent chairman of the meeting shall appoint two
inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified
written reports in duplicate of all votes cast at the meeting.   A record in
duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 10.07. No Delay of Rights by Meeting. Nothing in this Article Ten contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                                 ARTICLE ELEVEN

                            Supplemental Indentures

Section 11.01. Supplemental Indentures Without Consent of Debentureholders. The Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

  (a)  to evidence the succession of another corporation to the
Company or  successive  successions,   and  the  assumption by the successor
corporation of the covenants, agreements and obligations of the Company pursuant to Article Twelve and, if appropriate, an adjustment in the conversion price pursuant to Section 14.06;

  (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the holders of Debentures, and to make the occurrence, or the occur-
rence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a majority in aggregate principal amount of the Debentures to waive such default;

     (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or to amend such other provisions in regard to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the holders of the Debentures; and

     (d) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary or helpful to conform to any mandatory or optional provisions of, or to retain the qualification of the Indenture under, the Trust Indenture Act as the same may from time to time be amended.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property
     thereunder, but the Trustee shall not be obligated to enter into   any
     such  supplemental   indenture  which  adversely affects   the Trustee's
     own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
     11.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 11.02.

     Section   11.02.     Supplemental   Indentures   With   Consent of
     Debentureholders.   With the consent (evidenced as provided in Section
     9.01) of the holders of not less than 66-2/3% in aggregate principal amount of the Debentures at the time outstanding, the Company, when

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



authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (a) extend the fixed maturity of any Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or make the principal thereof or premium, if any, or interest thereon payable in any coin or currency other than that provided in the Debentures, or adversely affect the right to convert any Debentures as provided in Article Fourteen or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Debentureholders, without the consent of the holder of each Debenture so affected, or (b) reduce the aforesaid percentage of Debentures, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

     Upon the request of the Company, accompanied by a copy of a resolution of its Board of Directors certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture,

     It shall not be necessary for the consent of the Debentureholders under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 11.02, the Company shall mail to the Debentureholders a notice, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                      -8O-

     Section 11.03.    Effect of Supplemental Indentures.   Upon the execution
of any supplemental  indenture pursuant to the provisions of this Article
Eleven,  this Indenture shall be and be deemed to be modified and   amended in
accordance   therewith   and   the  respective  rights, limitations of rights,
obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures and of Senior Indebtedness shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     The Trustee, subject to the provisions of Sections 8.01 and 8.02, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Eleven.


     Section  11.04.   Debentures May Bear Notation of Changes by Supplemental
Indentures.   Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eleven or after any action taken at a Debentureholders' meeting pursuant to Article Ten, may, and shall if required by the Company, bear a notation in form approved by the Trustee as to any matter provided for  in such supplemental indenture or as to any such action. New Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture or reflecting such action may be prepared by the Company, authenticated by or on
behalf of the   Trustee   and   delivered in  exchange   for   the   Debentures
then outstanding.

                                 ARTICLE TWELVE

                   Consolidation, Merger, Sale or Conveyance


     Section   12.01.     Consolidations   and  Mergers of  Company and
Conveyances Permitted. Nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation or merger of the Company with or into any other corporation or corporations or successive consolidations or
mergers  in which the Company or  its   successor or successors  shall be a
party or parties, or shall prevent any sale, conveyance or lease of all or substantially all of the property of the Company to any other corporation authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that any such consolidation, merger, sale, conveyance or lease shall be upon the condition that (a) immediately after such consolidation, merger,

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



sale, conveyance or lease the corporation (whether the Company or such other corporation) formed by or surviving any such consolidation or merger, or to which such sale, conveyance or lease shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Indenture to be kept or performed by the Company; (b) the corporation (if other than the Company) formed by or surviving any such consolidation or merger, or to which such sale, conveyance or lease shall have been made, shall be a corporation organized under the laws of the United States of America or any state thereof; and (c) the due and punctual payment of the principal of and premium, if any, and interest on all of the Debentures, according to their tenor, and the due and punctual performance and observance
of all the   covenants  and conditions of  this Indenture  to be performed or observed by the Company, shall be expressly assumed, by supplemental indenture, executed and delivered to the Trustee, by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property.

     Section 12.02. Successor Corporation Substituted. In case of any such consolidation, merger, sale, conveyance or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee, of the due and punctual payment of the principal and premium, if any, and interest on all of the Debentures and the due and punctual performance and observance of all of the covenants and conditions of this
Indenture to be performed or observed by the  Company,   such   successor
corporation  shall   succeed to  and be substituted for the Company,  with the
same effect as if it had been named herein as the party of the first part, and the Company (including any intervening successor to the Company which shall have become the obligor hereunder) shall be relieved of any further obligation under this Indenture and the Debentures; provided, however, that in the case of a sale, conveyance or lease of the property of the Company (including any such intervening successor) in connection with which there is not a plan providing for the complete liquidation of the Company (including any such intervening successor), the Company (including any such intervening successor) shall continue to be liable on its obligations under this Indenture and the Debentures to the extent, but only to the extent, of liability to pay the principal of and premium, if any, and interest on the Debentures at the time, places and rate, and in the coin or currency, prescribed in this Indenture and the Debentures. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Allwaste, Inc., any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company, and subject to all the

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terms,  conditions  and limitations  in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee
for authentication,   and  any Debentures which such successor corporation
thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, conveyance or lease such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

     Nothing contained in this Indenture or in any of the Debentures shall prevent the Company from merging into itself any other corporation (whether or not affiliated with the Company) or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

     Section 12.03.   Opinion of Counsel.   The Trustee,  subject to the
provisions of Sections 8.01 and 8.02, may receive an Opinion of Counsel as
conclusive   evidence  that  any  such  consolidation,  merger,  sale,
conveyance or lease complies with the provisions of this Article Twelve,

                                ARTICLE THIRTEEN

                    Satisfaction and Discharge of Indenture;
                                Unclaimed Moneys


     Section 13.01.   Satisfaction and Discharqe of Indenture.  If at any time
(a) the Company shall have delivered to the Debenture Registrar for cancellation all Debentures theretofore authenticated (other than any Debentures which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) and not theretofore cancelled, or (b) all the Debentures not theretofore cancelled or delivered to the Debenture Registrar for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee in trust, funds or U.S. Government Obligations sufficient to pay at maturity or upon redemption all the Debentures (other than any Debenture which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) not theretofore cancelled


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



or delivered to the Debenture Registrar for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of or premium, if any, or interest on the Debentures (1) theretofore deposited with the Trustee and repaid by the Trustee to the Company in accordance with the provisions of
Section 13.04, or (2) paid to any governmental authority pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then, except with respect to the remaining rights of conversion of any Debentures (which shall continue in full force and effect upon the terms set forth in Article Fourteen) and as to any surviving rights of transfer or exchange of Debentures herein expressly provided for, this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel acquired by
Section 16.07 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debentures. Notwithstanding the satisfaction and discharge of this Indenture the obligations of the Company to the Trustee under Section 8.06, the rights, privileges and immunities of the Trustee under Article Eight, and the obligations of the Trustee under Sections
13.02 and 13.04 or any Authenticating Agent under Section 8.14 shall survive.

     In order to have money available on a payment date to pay principal or interest on the Debentures, the U.S. Government Obligations shall be payable as to principal or interest before such payment date in such amounts as
will  provide   the   necessary  money.     U.S.   Government Obligations shall
not be callable at the issuer's option.

     Section 13.02. Application by Trustee of Funds Deposited for Payment of Debentures. Subject to the provisions of Section 13.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 13.01 shall be held in trust and such moneys and the proceeds of U.S. Government Obligations shall be applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent) as the Trustee may determine, to the persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such moneys have been deposited with the Trustee. All moneys and U.S. Government Obligations (or the proceeds thereof) deposited with the Trustee pursuant to Section 13.01 and held by it or any paying agent for the payment of Debentures subsequently



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converted shall be returned to the Company upon written request of the Company.

     Section 13.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent (other than the Trustee) under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

     Section 13.04. Repayment of Moneys Held by Trustee. Any moneys deposited with the Trustee or any paying agent for the payment of the principal of or premium, if any, or interest on any Debentures and not applied but remaining unclaimed by the holders of Debentures for two years after the date upon which such payment shall have become due and payable, shall be repaid to the Company by the Trustee or by such paying agent on demand; and the holder of any of the Debentures entitled to receive such payment shall thereafter look only to the Company for the payment thereof and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company.

                                ARTICLE FOURTEEN

                            Conversion of Debentures


     Section 14.01. Conversion Right and Conversion Price. Subject to and upon compliance with the provisions of this Article Fourteen, the holder of any Debenture shall have the right, at his option, to convert the principal amount of such Debenture or any portion thereof which is $1,000 or an integral multiple thereof at any time up to and including June 1, 2014, or in case such Debenture or portion thereof shall have been called for redemption prior to such date, then in respect of such Debenture or portion thereof until and including, but (unless the Company shall default in the payment due upon the redemption thereof) not after, the close of business on the fifth day prior to the redemption date therefor, into that number of fully-paid and nonassessable shares (calculated as to such conversion to the nearest 1/100th of a share) of Common Stock of the Company, obtained by dividing the principal amount of the Debenture or portion thereof surrendered for conversion by the conversion price, determined as hereinafter provided, in effect at the


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



time of conversion, upon surrender of the Debenture, the principal (or portion thereof) of which is so to be converted, accompanied by (i) a duly executed notice of conversion which may be in the form appearing in the form of Debenture herein or such other form as is satisfactory to the Company and the Trustee (specifying, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted) at any time during usual business hours at the office or agency to be maintained by the Company in accordance with the provisions of Section 5.02, (ii) a written instrument or instruments of transfer in form satisfactory to the Trustee duly executed by the holder or his attorney duly authorized in writing, and (iii) the funds, if any, required by Section 14.03. For convenience, the conversion of any portion of the principal of any Debenture or Debentures into the Common Stock of the Company is hereafter sometimes referred to as the conversion of such Debenture or Debentures.

     The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price"), shall be initially $23-7/8 per share of Common Stock. The conversion price shall be subject to adjustment from time to time in certain instances as hereinafter provided.

     Section 14.02. Issuance of Common Stock on Conversion. (a) As promptly as practicable after the surrender, as herein provided, of any Debenture or Debentures for conversion, accompanied by the funds, if any, required by Section 14.03, the Company shall deliver or cause to be delivered at its said office or agency, to or upon the written order of the holder of the Debenture or Debentures so surrendered, certificates representing the number of fully paid and nonassessable shares of Common Stock of the Company into which such Debenture or Debentures may be converted in accordance with the provisions of this Article Fourteen. Such conversion shall be deemed to have been made at the close of business on the date that such Debenture or Debentures shall have been surrendered for conversion with a notice of conversion duly executed, accompanied by the funds, if any, required by Section 14.03, so that the rights of the holder of such Debenture or Debentures as a Debentureholder shall cease at such time and, subject to the following provisions of this paragraph, the person or persons entitled to receive the shares of Common Stock upon conversion of such Debenture or Debentures shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the conversion price in effect at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; and, in that event such conversion shall be at the conversion price in effect on the date that such Debenture or Debentures shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

     (b) All Debentures surrendered for conversion shall, if surrendered to the Company or any conversion agent, be delivered to the Debenture Registrar for cancellation and cancelled by it or, if surrendered to the Debenture Registrar, shall be cancelled by it, and, subject to the next succeeding sentence, no Debentures shall be issued in lieu thereof. Upon conversion of any Debenture which is converted in part only, the Company shall execute and the Trustee or Authenticating Agent shall authenticate and the Debenture Registrar shall register and deliver to or on the order of the holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations in principal amount equal to the unconverted portion of such Debenture.

     (c) If the last day for the exercise of the conversion right shall not be a business day, then such conversion right may be exercised on the next succeeding business day.

     Section 14.03. Interest and Dividends; Fractions and Shares. No adjustments in respect of interest or dividends shall be made upon the conversion of any Debenture or Debentures; provided, however, that if a Debenture or any portion hereof shall be surrendered for conversion subsequent to the record date preceding an interest payment date but prior to such interest payment date, such Debenture must be accompanied by funds equal to the interest payable on such Debenture on such interest payment date on the principal amount so converted; provided, however, that if on or before June 1, 1991 the Company is given a notice of redemption of the Debenture in accordance with Section 4.02 of the Indenture, the holder of record of the Debentures on May 15, 1991 will be entitled to be paid the interest thereon on June 1, 1991, whether or not the Debenture shall have been converted prior to June 1, 1991, and without any requirement that such Debenture be accompanied by funds in the amount of interest payable on June 1, 1991.

     No fractional shares of Common Stock shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof) so surrendered. Instead of any fractional share of

Common Stock which would otherwise be issuable upon conversion of any Debenture or Debentures (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to such fraction multiplied by the Current Market Price defined in Section 14.04(iv) per share of Common Stock at the close of business on the business day which next precedes the day of conversion as determined in accordance with Section 14.04.

     Section 14.04. Adjustments of Conversion Price. The conversion price in effect at any time shall be subject to adjustments from time to time on or after the date of original issuance of the Debentures as follows:

     (i) In case the Company shall (A) declare a dividend or make a distribution payable in Common Stock on the Common Stock, (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the conversion price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately reduced in the case of any increase in the number of shares of Common Stock outstanding, and increased in the case of any reduction in the number of shares of Common Stock outstanding, so that the holder of any Debenture surrendered for conversion after such time shall be entitled to receive the kind and amount of shares which he would have owned or have been entitled to receive had such Debenture been converted into Common Stock immediately prior to such time and had such Common Stock received such dividend or other distribution or participated in such subdivision, combination or reclassification. Such adjustment shall be effective as of the record date for such dividend or distribution or the effective date of such combination, subdivision or reclassification and shall be made successively whenever any event listed above shall occur. If, as a result of an adjustment made pursuant to this Section 14.04(i), the holder of any Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of the capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive if made in good faith and shall be described in a statement provided to the Trustee and the registered holders of the Debentures) shall in good faith determine the allocation of the conversion price between and among shares of such classes of capital stock.

     (ii) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days of the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in paragraph (iv) below) of the Common Stock, on the date fixed for the determination of stockholders entitled to receive such rights or warrants (the "Determination Date"), the conversion price at the opening of business on the day following the Determination Date shall be reduced by multiplying the conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Determination Date plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price of the Common Stock and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Determination Date plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the Determination Date. For purposes of determining under this paragraph the number of shares of Common Stock outstanding at any time, there shall be excluded all shares of Common Stock held in the treasury of the Company. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the conversion price then in effect shall be appropriately readjusted, but such readjustment shall not be applied retroactively to any conversion of Debentures effected prior to such readjustment.

     (iii) In case the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding cash dividends or a distribution referred to in paragraph (i) above or paid out of surplus) or rights or warrants to subscribe for or purchase any of the Company's securities (excluding those referred to in paragraph (ii) above), the conversion price shall be adjusted so that it shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors of the Company, in good faith and in the exercise of its reasonable business judgment and described in a resolution of the Board of Directors certified by the Secretary or Assistant Secretary and filed with the Trustee), of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock; provided, however, if exercise of such right or warrant is subject to the occurrence of a contingent event, adjustment of the conversion price shall be made in the manner provided for in paragraph (ii) above and the date that the right or warrant becomes exercisable shall be deemed to be the Determination Date for purposes of such adjustment. The conversion price adjustment made pursuant to this paragraph (iii) shall become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution (except in the case of rights or warrants subject to exercise upon the occurrence of a contingent event, in which case such adjustment shall become effective at the time such rights or warrants become exercisable).

     (iv) For the purposes of this Article Fourteen, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the last reported sale prices for the twenty (20) consecutive Trading Days (as defined below) next preceding the day in question. The last reported sale price for each day shall be (i) the last reported sale price of Common Stock on the National Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least 5 of the 10 preceding days, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of such class of stock on the principal securities exchange on which such class of stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause
(iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the closing price of Common Stock on any day or the average of such closing prices for any period shall be the fair market value of such class of stock as determined in good faith in the exercise of their reasonable business judgment by the Board of Directors of the Company. As used herein the term "Trading Days"
          with respect to Common Stock means (i) if the Common Stock is quoted on the National Market of the National Association of Securities Dealers, Inc., Automated Quotation System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.


     (v) All calculations under this Section 14.04 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (vi) No adjustment in the conversion price shall be required pursuant to any paragraph of this Section 14.04 unless such adjustment (together with prior adjustments which by reason of this paragraph (vi) were not required to be made at the time otherwise required by the above paragraphs of this Section 14.04) would require a change of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (vii) The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at Least twenty (20) days and if the reduction is irrevocable during the period; provided, however, that the Company may not reduce the conversion price per share to an amount less than the par value per share of the Common Stock into which a Debenture is at the time convertible. Whenever the conversion price is reduced in such manner, the Company shall mail to Debentureholders, with a copy to the Trustee, a notice of the reduction. The Company shall mail the notice at least fifteen (15) days before the date the reduced conversion price takes effect. The notice shall state the reduced conversion price and the period it will be in effect. A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of this Article Fourteen.

     Section 14.05. Certain Notices and Calculations. Whenever the conversion price is adjusted as provided in Section 14.04, the Company shall promptly file with the Trustee and each conversion agent (a) an Officers' Certificate in the case of an adjustment pursuant to subsection (i) of Section 14.04, or (b) a Certificate of a Firm of Independent Public Accountants in the case of any other adjustment, in each case setting forth the conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which Officers' Certificate or Certificate of a Firm of Independent Public Accountants, as the case may be, shall be conclusive evidence of the correctness of any such adjustment and the Trustee and any conversion agent may be protected in relying thereon, and promptly after such filing shall mail or cause to be mailed a notice of such adjustment to each Debentureholder at his last address as the same appears on the Debenture
Register.    Neither  the Trustee nor any conversion agent shall be under any duty or responsibility with respect to any such Certificate except to exhibit the same to any holder of Debentures desiring inspection thereof.

     Section 14.06.   Effect of Consolidation. Merger. etc.   (a) In case of any
consolidation or merger of the Company with and into any other corporation
(other   than a  merger  which   does   not   result in  any reclassification,
conversion, exchange or cancellation of outstanding shares of Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Company, or the reclassification of the Common Stock into another form of capital stock of the Company, whether in whole or in part, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture providing that the holder of each Debenture then outstanding shall have the right thereafter to convert such Debenture into the kind and amount of shares of stock and other securities and property or cash (including, if applicable, Common Stock) which such holder would have been entitled to receive upon such consolidation, merger, sale, transfer or reclassification if he had held the Common Stock issuable upon the conversion of
such Debenture immediately prior to such  consolidation, merger,   sale,
transfer, or   reclassification. Notwithstanding the foregoing, if the holders of Common Stock in any such consolidation, merger, sale, transfer or reclassification are afforded an election or are otherwise permitted or required to exchange such shares for two or more alternate forms of consideration, then such supplemental indenture shall provide that the holder of each such Debenture shall after such consolidation, merger, sale, transfer or reclassification have the right to convert such Debenture into the kind and
amount of shares of stock   and   other   securities  and property or cash
(including, if applicable, Common Stock) into or for which the Common Stock issuable upon conversion of such Debenture would have been converted or
exchanged as a   result of   such  consolidation,   merger,   sale,   transfer
or reclassification if held by a holder of Common Stock who failed to exercise his rights of election (provided that if the kind and amount of shares of stock and other securities and property or cash receivable upon such consolidation, merger, sale, transfer or reclassification is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 14.06(a), the kind and amount of shares of stock and ocher securities and property or cash receivable upon such consolidation, merger, sale, transfer or reclassification in respect of each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

     (b) Any supplemental  indenture entered into pursuant to this Section
14.06 shall (i) where appropriate, state the conversion price in terms of one full share of Common Stock of the Company or one full share of the common stock of any successor, leasing or purchasing corporation and (ii) provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fourteen. The Company shall cause notice of the execution of each such supplemental indenture to be mailed to each Debentureholder at his address as the same appears in the Debenture Register.

     (c) Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property or cash receivable by Debentureholders upon the conversion of their Debentures after any such consolidation, merger, sale, transfer or reclassification or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, a Certificate of a Firm of Independent Public Accountants with respect thereto.

     (d) The above provisions of this Section 14.06 shall similarly apply to successive reclassification and changes of shares of Common Stock of the Company and to successive consolidations, mergers, sales, transfers, or reclassifications.

     Section 14.07. Reserves. The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issue upon conversion of Debentures as herein provided, such number of shares of Common Stock as shall
then be issuable upon the conversion of all outstanding Debentures.   The
Company covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly and validly issued and fully paid and non-assessable. For purposes of this Section 14.07, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding Debentures shall be computed as if at the time of computation all outstanding
Debentures were held by a single holder.   The Company  shall from time  to
time, in accordance with applicable law, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all Debentures at the time outstanding.

     Section 14.08.   Certain Covenants.   (a) Before taking any action which
would cause an adjustment reducing the conversion price below the then stated or par value of the shares of Common Stock issuable upon conversion of the Debentures, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted conversion price.

     (b) The Company covenants that if any shares of Common Stock required to be reserved for purposes of conversion of Debentures hereunder require registration with or approval of any governmental authority under any Federal or State law, or listing upon any national securities exchange, before such shares may issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered approved or listed, as the case may be.

     Section 14.09. Taxes Uoon Conversion. The issuance of certificates for shares of Common Stock upon the conversion of Debentures shall be made without charge to the converting Debentureholders for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holders of the Debentures converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the Debenture converted, and the Company shall not be required to issue or deliver such certificates unless or until the person or person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid; and provided, further, that in no event shall the Company be required to pay or reimburse the holder for any income tax payable by such holder as a result of such issuance.

     Section 14.10.   Certain Notices.   In case:

     (i) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or other cash distributions paid out of surplus); or

  (ii) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock or any class or of any other rights; or

  (iii) of any reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale, lease or transfer of all or substantially all of the property of the Company, requiring the execution of a supplemental indenture pursuant to Section 14.06; or

  (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;


  then, in each case, the Company shall cause notice thereof to be filed with the Trustee and each conversion agent, and shall cause to be mailed, to each holder of a Debenture at such holder's last address as the same appears on the Debenture Register, at least 20 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up.


     Section 14.11. Determination of Facts. Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Debentureholder to determine the conversion price or whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be
employed,  in making the same.   Neither the Trustee nor any conversion agent
shall be accountable with respect to the validity or value (or the kind or amount or the registration or listing on any securities exchange) of any shares of Common Stock or of any securities or property or cash which may at any time be issued or delivered upon the conversion of any Debenture; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Debenture for the purpose of conversion, or, subject to Section 8.01 and 8.02, to comply with any of the covenants of the Company contained in this Article Fourteen.

     Section 14.12.   Common Stock Defined.  Whenever reference is made in this
Article Fourteen to the issue or sale of shares of Common Stock, the   term
"Common Stock"   shall  include  only  shares of  the  class designated as
Common Stock, $.Ol par value, of the Company at the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, that if at any time there shall be more than one such resulting class, the shares of each such class than so deliverable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.


                                ARTICLE FIFTEEN

                    Immunity of Incorporators, Stockholders,
                             Officers and Directors

     Section   15.01.      Indenture   and   Debentures   Solely Corporate
Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Debenture, or for any claim based thereon or otherwise
in  respect  thereof,   and no   recourse  under or  upon  any obligation,
covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute, or rule of Law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this
Indenture and the issue of the Debentures.   No recourse may be taken,  directly
or indirectly, against any incorporator, stockholder, officer, director or employee of the Trustee with respect to the Trustee's obligations under this Indenture.

                                ARTICLE SIXTEEN
                            Miscellaneous Provisions


     Section  16.01.     Successors   and  Assigns of  Company  Bound by
Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     Section 16.02.  Acts of Board. Committee or Officer of Successor
Corporation Valid.   Any act or proceeding by any provision of this Indenture
authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at that time be the successor of the Company.

     Section  16.03.    Indenture   for   Sole   Benefit of   Parties   and
Debentureholders.   Nothing in  this Indenture or  in the Debentures, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto, any paying agent, any Debenture Registrar, any Authenticating Agent, the holders of Senior Indebtedness and the holders of the Debentures, any legal or equitable right, remedy or claim
under or  in respect of this Indenture,  or under any   covenant,   condition
or  provision herein contained;   all   such covenants, conditions and
provisions being, subject to the provisions of Articles Twelve and Fifteen, for the sole benefit of the parties hereto, any paying agent, any Debenture Registrar, any Authenticating Agent, the holders of Senior Indebtedness and the holders of the Debentures.

     Section 16.04. Service of Certain Required Notices or Demands. Any notice or demand that by any provisions of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures to or on the Company shall be delivered by hand or sent by first-class mail postage prepaid addressed (until another address is filed by the Company with
the Trustee), as follows:   Allwaste, Inc., 3040 Post Oak Boulevard, Suite
1300, Houston, Texas 77056, Attention: Corporate Secretary. Any notice, direction, request or demand by any Debentureholder or the Company to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made as set forth above and received at the Trustee's corporate trust office (until the Company is notified by the Trustee of another address).

     Section 16.05.   Notice of Debentureholders.   Where this Indenture
provides for notice to Debentureholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class, postage prepaid, to each Debentureholder affected by such event, at his address as it appears on the Debenture Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Debentureholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Debentureholder shall affect the sufficiency,of such notice with respect to other Debentureholders, and any notice which is mailed to Debentureholders in the manner herein provided shall be conclusively presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Debentureholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Debentureholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 16.06. NEW YORK CONTRACT. THIS INDENTURE AND EACH DEBENTURE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

     Section 16.07. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any Officers' Certificate may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his Officers' Certificate is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise or reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Company shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document as of the date to which such facts and opinions relate shall in such case be conditions precedent to the right of the Company to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 8.01.

     Whenever in the Indenture it is provided that the absence of the occurrence and continuation of an Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Company, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Company's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Event of Default as provided in
Section 8.01.

     Section 16.08. Legal Holidays. In any case where the date of maturity of interest on or principal of (or premium, if any) on the Debenture or the date fixed for redemption of any Debenture shall not be a business day, then payment of interest (or premium, if any) on or principal of the Debentures need not be made on such date, but may be made on the next succeeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such prior date.

     Section 16.09. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

     Section 16.10. Severability. In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 16.11. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     Section 16.12. Computation of Interest. Interest on the Debentures shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     Section 16.13. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.


                                     -lOO-

     TEXAS COMMERCE TRUST COMPANY OF NEW YORK hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, ALLWASTE, INC. has caused this Indenture to be signed and acknowledged by its Chairman of the Board, President or one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary, and TEXAS COMMERCE TRUST COMPANY OF NEW YORK, as Trustee, has caused this Indenture to be signed and acknowledged by one of its Trust Officers and its corporate seal to be affixed hereunto, and the same to be attested by one of its Trust Officers, all as of the day and year first written above.

              ATTEST:                   ALLWASTE, INC.

By /s/ DOUGLAS M. CERNY                 By /s/ JIM A. HADDOX
  ____________________                    __________________

              [SEAL]
              ATTEST:                   TEXAS COMMERCE
                                        TRUST COMPANY OF NEW YORK, as Trustee

By /s/ STEVEN PATTERSON                 By /s/ ROY H. TRICE, JR.
  _____________________                   ______________________

              Trust Officer             Trust Officer



              [SEAL]

                                     -lOl-

STATE OF TEXAS

COUNTY OF HARRIS

     Before me, the undersigned authority, on this day personally appeared James H. Haddox, Senior Vice President of ALLWASTE, INC., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 1st day of June, 1989.

                                  /s/ DIAN M. DUOTO
                                  _____________________________________________
                                  Notary Public,  State of Texas
                                  My commission expires 2-2-92

                                  Printed or Typed Name of Notary:

                                  SEAL: DIAN M. DUOTO
                                  _____________________________________________

STATE OF TEXAS

COUNTY OF HARRIS

     Before me, the undersigned authority, on this day personally appeared Roy
H. Trice, Jr., Trust Officer of TEXAS COMMERCE TRUST COMPANY OF NEW YORK, a New York trust company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 1st day of June, 1989


                                /s/ DIAN M. DUOTO
                                ________________________________________________
                                Notary Public, State of Texas
                                My commission expires 2-2-92

                                Printed or Typed Name of Notary:

                                SEAL: DIAN M. DUOTO
                                ________________________________________________

                                 Allwaste Inc.
             __% Convertible Subordinated Debentures - $25,000,000
                              Schedule of Contacts
                                  Exhibit III

TRUSTEE                                           HOME ADDRESS & TELEPHONE

Texas Commerce Bank National
  Association
600 Travis Street
8th Floor
Houston, Texas 77002
(713) 236-4181 Telephone

Roy H. Trite, Jr.                                 4008 Branard St.
Vice President & Trust Officer                    Houston, Texas 77027
(713) 236-4372 Telephone                          (713) 629-0741
(713) 236-4880 Telecopier

Robert E. Palmer, Jr.                             1243 Columbia
Assistant Vice President                          Houston, Texas 77008
  & Trust Officer                                 (713) 869-1984
(713) 236-5614 Telephone
(713) 236-4880 Telecopier

COUNSEL TO TRUSTEE

Liddell, Sapp, Zivley, Hill
  & LaBoon
Texas Commerce Tower
600 Travis
32nd Floor
Houston, TX 77002

Donna S. Burnett                                  6644 Wakeforest
(713) 226-1206 Telephone                          Houston, Texas 77005
(713) 223-3717 Telecopier                         (713) 663-7925

Distribution List

Allwaste, Inc.
3040 Post Oak Boulevard
Suite 1300
Houston, Texas 77056

     Clayton Trier
     Doug M. Cerny
     James Haddox

Gaston & Snow - Company's Counsel
14 Wall Street
New York, NY 10005
Fax:  (212) 815-7499

     William J. Lynch
     David S. Rosenthal

Liddell Sapp & Zivley
3500 Texas Commerce Tower
Houston, TX 77002-3095

     Donna Burnett

Smith Barney, Harris Upham & Co. Incorporated
200 Crescent Court, Suite 1200
Dallas, TX 75201
Fax: (214) 871-5335

     Lawrence E. Fish
     Scott B. Osuna

Smith Barney, Harris Upham & Co. Incorporated
1345 Avenue of the Americas
New York, NY 10105
Fax: (212) 956-4513
  or (212) 307-1488

     Michael J. Kessler
     Dan Sell

Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, MD 21202
Fax: (301) 783-3024

     David Gray

Texas Commerce Bank
712 Main Street
Houston, TX 77002

     Roy Trite

Vinson & Elkins
1001 Fannin
First City Tower
Houston, TX 77002

     Michael P. Finch
     Shawn Cumberland

Arthur Andersen & Co.
711 Louisiana, Suite 1300
Houston, TX 77002

     K. Eugene Frauenheim
     Richard W. Russler